UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2017

Date of reporting period: November 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.17

ANNUAL REPORT

AB DISCOVERY VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Discovery Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY VALUE FUND | 1

ANNUAL REPORT

January 18, 2018

This report provides management’s discussion of fund performance for AB Discovery Value Fund for the annual reporting period ended November 30, 2017.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	6 Months	12 Months
AB DISCOVERY VALUE FUND[1]
Class A Shares	12.75%	12.94%
Class B Shares[2]	12.71%	12.82%
Class C Shares	12.36%	12.11%
Advisor Class Shares[3]	12.93%	13.25%
Class R Shares[3]	12.56%	12.55%
Class K Shares[3]	12.74%	12.88%
Class I Shares[3]	12.92%	13.27%
Class Z Shares[3]	12.99%	13.36%
Primary benchmark: Russell 2500 Value Index	10.68%	13.06%
Russell 2500 Index	12.60%	18.68%

1	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2017, by 0.03% and 0.11%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Russell 2500 Value Index, in addition to the Russell 2500 Index, which represents small- and mid-cap stocks, for the six- and 12-month periods ended November 30, 2017.

During the 12-month period, all share classes of the Fund underperformed the primary benchmark, except Advisor Class, Class I and Class Z shares, before sales charges. All share classes underperformed the Russell 2500 Index. Stock selection in the technology, industrials and energy sectors drove the underperformance, relative to the benchmark. An overweight in energy and underweight positions in utilities and financials also detracted.

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Stock selection in financials, consumer discretionary and materials contributed. Overweights in technology and industrials and an underweight in real estate also contributed to performance.

During the six-month period, all share classes outperformed the primary benchmark, before sales charges. All share classes, except Class C and Class R, outperformed the Russell 2500 Index. Stock selection in the energy, financials, consumer discretionary and consumer staples sectors contributed, while selections in the technology, real estate and utilities sectors detracted. An underweight position in the real estate sector and overweights in industrials and consumer discretionary contributed, while an overweight in technology detracted.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US equities posted impressive gains over the 12-month period ended November 30, 2017, rallying after Donald Trump was elected president, and excitement regarding his pro-growth agenda gained momentum. Strong global economic data bolstered positive market sentiment. Growth stocks outperformed value, and large-cap stocks outperformed small-caps, in terms of style. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. Corporate earnings generally surprised to the upside and the price of oil later rebounded, pushing stocks higher, especially in emerging markets. Renewed discussion and momentum behind US corporate tax reform near the end of the period propelled equities to all-time highs. In June, the US Federal Reserve (the “Fed”) raised rates for the third consecutive quarter, as expected. In October, the Fed began its balance sheet reduction program. Late in the period, President Trump’s appointment of the next Fed chair was met with enthusiasm by markets.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep-value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of

(continued on next page)

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investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the US; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2007 TO 11/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Discovery Value Fund Class A shares (from 11/30/2007 to 11/30/2017) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.94%	8.14%
5 Years	15.09%	14.10%
10 Years	9.40%	8.93%
CLASS B SHARES
1 Year	12.82%	8.82%
5 Years	15.00%	15.00%
10 Years[1]	9.29%	9.29%
CLASS C SHARES
1 Year	12.11%	11.11%
5 Years	14.27%	14.27%
10 Years	8.62%	8.62%
ADVISOR CLASS SHARES[2]
1 Year	13.25%	13.25%
5 Years	15.41%	15.41%
10 Years	9.72%	9.72%
CLASS R SHARES[2]
1 Year	12.55%	12.55%
5 Years	14.70%	14.70%
10 Years	9.10%	9.10%
CLASS K SHARES[2]
1 Year	12.88%	12.88%
5 Years	15.04%	15.04%
10 Years	9.41%	9.41%
CLASS I SHARES[2]
1 Year	13.27%	13.27%
5 Years	15.44%	15.44%
10 Years	9.74%	9.74%
CLASS Z SHARES[2]
1 Year	13.36%	13.36%
Since Inception[3]	11.32%	11.32%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.15%, 1.92%, 1.90%, 0.89%, 1.52%, 1.21%, 0.88% and 0.80% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	7.90%
5 Years	13.49%
10 Years	9.10%
CLASS B SHARES
1 Year	8.56%
5 Years	14.39%
10 Years[1]	9.47%
CLASS C SHARES
1 Year	10.85%
5 Years	13.65%
10 Years	8.80%
ADVISOR CLASS SHARES[2]
1 Year	12.98%
5 Years	14.80%
10 Years	9.89%
CLASS R SHARES[2]
1 Year	12.25%
5 Years	14.07%
10 Years	9.27%
CLASS K SHARES[2]
1 Year	12.59%
5 Years	14.42%
10 Years	9.57%
CLASS I SHARES[2]
1 Year	13.00%
5 Years	14.82%
10 Years	9.92%
CLASS Z SHARES[2]
1 Year	13.08%
Since Inception[3]	11.25%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,127.50	$6.03	1.13%	$6.03	1.13%
Hypothetical**	$1,000	$1,019.40	$5.72	1.13%	$5.72	1.13%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class B
Actual	$1,000	$1,127.10	$6.72	1.26%	$6.72	1.26%
Hypothetical**	$1,000	$1,018.75	$6.38	1.26%	$6.38	1.26%
Class C
Actual	$1,000	$1,123.60	$10.01	1.88%	$10.01	1.88%
Hypothetical**	$1,000	$1,015.64	$9.50	1.88%	$9.50	1.88%
Advisor Class
Actual	$1,000	$1,129.30	$4.70	0.88%	$4.70	0.88%
Hypothetical**	$1,000	$1,020.66	$4.46	0.88%	$4.46	0.88%
Class R
Actual	$1,000	$1,125.60	$8.10	1.52%	$8.10	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%	$7.69	1.52%
Class K
Actual	$1,000	$1,127.40	$6.45	1.21%	$6.45	1.21%
Hypothetical**	$1,000	$1,019.00	$6.12	1.21%	$6.12	1.21%
Class I
Actual	$1,000	$1,129.20	$4.48	0.84%	$4.54	0.85%
Hypothetical**	$1,000	$1,020.86	$4.26	0.84%	$4.31	0.85%
Class Z
Actual	$1,000	$1,129.90	$4.16	0.78%	$4.22	0.79%
Hypothetical**	$1,000	$1,021.16	$3.95	0.78%	$4.00	0.79%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

November 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,964.7

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Reinsurance Group of America, Inc. – Class A	$56,057,956	1.9%
CalAtlantic Group, Inc.	53,101,823	1.8
Zions Bancorporation	47,929,170	1.6
Comerica, Inc.	45,389,787	1.6
Huntington Bancshares, Inc./OH	45,222,480	1.5
American Financial Group, Inc./OH	43,417,516	1.5
Webster Financial Corp.	42,269,470	1.4
Gramercy Property Trust	41,957,797	1.4
Genpact Ltd.	41,804,319	1.4
SkyWest, Inc.	41,456,784	1.4
	$458,607,102	15.5%

1	All data are as of November 30, 2017. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

November 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Financials – 20.5%
Banks – 11.4%
Associated Banc-Corp.	1,407,765	$35,898,008
Comerica, Inc.	544,830	45,389,787
Fulton Financial Corp.	1,603,280	30,462,320
Huntington Bancshares, Inc./OH	3,140,450	45,222,480
Synovus Financial Corp.	700,070	34,744,474
Texas Capital Bancshares, Inc.(a)	362,480	32,750,068
Umpqua Holdings Corp.	1,111,610	24,577,697
Webster Financial Corp.	736,787	42,269,470
Zions Bancorporation	967,289	47,929,170

		339,243,474

Consumer Finance – 0.6%
OneMain Holdings, Inc.(a)	680,000	17,550,800

Insurance – 7.5%
American Financial Group, Inc./OH	413,264	43,417,516
First American Financial Corp.	515,860	28,676,657
Hanover Insurance Group, Inc. (The)	162,340	17,467,784
Old Republic International Corp.	1,455,100	30,513,447
Reinsurance Group of America, Inc. – Class A	345,930	56,057,956
Selective Insurance Group, Inc.	483,690	29,601,828
Validus Holdings Ltd.	361,670	17,786,931

		223,522,119

Thrifts & Mortgage Finance – 1.0%
Essent Group Ltd.(a)	655,567	29,008,840

		609,325,233

Industrials – 18.1%
Aerospace & Defense – 0.7%
Esterline Technologies Corp.(a)	302,770	21,451,255

Air Freight & Logistics – 0.8%
Atlas Air Worldwide Holdings, Inc.(a)	414,730	23,950,658

Airlines – 1.4%
Hawaiian Holdings, Inc.	9,670	417,260
SkyWest, Inc.	796,480	41,456,784

		41,874,044

Commercial Services & Supplies – 1.7%
ABM Industries, Inc.	490,710	21,002,388
Steelcase, Inc. – Class A	1,948,862	29,622,702

		50,625,090

Construction & Engineering – 4.3%
AECOM(a)	1,022,342	38,337,825
Granite Construction, Inc.	434,480	28,836,438

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Quanta Services, Inc.(a)	1,030,680	$39,062,772
Tutor Perini Corp.(a)	769,110	19,381,572

		125,618,607

Electrical Equipment – 2.3%
EnerSys	527,270	36,429,084
Regal Beloit Corp.	417,540	32,129,703

		68,558,787

Machinery – 3.5%
Oshkosh Corp.	440,270	39,641,911
SPX FLOW, Inc.(a)	712,680	31,906,683
Terex Corp.	697,750	32,626,790

		104,175,384

Road & Rail – 2.6%
Ryder System, Inc.	454,734	37,506,460
Werner Enterprises, Inc.	1,014,460	38,752,372

		76,258,832

Trading Companies & Distributors – 0.8%
MRC Global, Inc.(a)	1,465,260	23,019,235

		535,531,892

Information Technology – 16.4%
Communications Equipment – 1.8%
Finisar Corp.(a)	757,060	15,148,771
Infinera Corp.(a)	1,913,872	13,856,433
NETGEAR, Inc.(a)	451,581	23,256,421

		52,261,625

Electronic Equipment, Instruments & Components – 4.4%
Anixter International, Inc.(a)	412,890	29,521,635
Avnet, Inc.	800,500	33,148,705
CDW Corp./DE	505,870	35,415,959
VeriFone Systems, Inc.(a)	1,809,590	31,378,290

		129,464,589

IT Services – 5.1%
Amdocs Ltd.	619,260	40,431,485
Booz Allen Hamilton Holding Corp.	1,067,465	41,300,221
Convergys Corp.(b)	1,157,147	28,558,388
Genpact Ltd.	1,296,660	41,804,319

		152,094,413

Semiconductors & Semiconductor Equipment – 3.1%
Cypress Semiconductor Corp.	2,055,730	32,912,237
Integrated Device Technology, Inc.(a)	611,680	18,405,451
Mellanox Technologies Ltd.(a)(b)	378,510	22,369,941
Qorvo, Inc.(a)	255,854	19,593,300

		93,280,929

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software – 1.3%
Verint Systems, Inc.(a)	853,955	$37,360,531

Technology Hardware, Storage & Peripherals – 0.7%
NCR Corp.(a)	706,010	22,091,053

		486,553,140

Consumer Discretionary – 16.3%
Auto Components – 3.9%
Cooper-Standard Holdings, Inc.(a)	293,881	37,049,578
Dana, Inc.	1,250,470	41,315,529
Lear Corp.	112,426	20,336,739
Tenneco, Inc.	285,600	16,967,496

		115,669,342

Diversified Consumer Services – 2.0%
Houghton Mifflin Harcourt Co.(a)	1,852,870	18,065,483
Sotheby’s(a)	782,070	40,300,067

		58,365,550

Hotels, Restaurants & Leisure – 2.1%
Bloomin’ Brands, Inc.	1,828,930	39,267,127
Brinker International, Inc.(b)	633,316	23,261,697

		62,528,824

Household Durables – 2.6%
CalAtlantic Group, Inc.	947,570	53,101,823
PulteGroup, Inc.	706,620	24,116,940

		77,218,763

Media – 1.9%
Regal Entertainment Group – Class A(b)	1,694,190	34,239,580
Scholastic Corp.	526,020	21,629,942

		55,869,522

Specialty Retail – 2.6%
Burlington Stores, Inc.(a)	199,938	21,267,405
Caleres, Inc.	668,583	21,822,549
Michaels Cos., Inc. (The)(a)	1,610,590	34,788,744

		77,878,698

Textiles, Apparel & Luxury Goods – 1.2%
Crocs, Inc.(a)	2,347,530	25,658,503
Deckers Outdoor Corp.(a)	119,590	8,936,961

		34,595,464

		482,126,163

Energy – 8.3%
Energy Equipment & Services – 3.0%
Helix Energy Solutions Group, Inc.(a)	1,071,290	7,124,079
Helmerich & Payne, Inc.(b)	304,300	17,825,894
Oil States International, Inc.(a)	965,700	22,983,660
RPC, Inc.(b)	1,631,110	39,211,884

		87,145,517

16 | AB DISCOVERY VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 5.3%
HollyFrontier Corp.	877,580	$39,034,758
Oasis Petroleum, Inc.(a)	2,787,790	28,519,092
QEP Resources, Inc.(a)	3,368,480	32,539,517
SM Energy Co.	1,465,260	30,242,966
SRC Energy, Inc.(a)	3,116,810	27,303,256

		157,639,589

		244,785,106

Utilities – 4.5%
Electric Utilities – 3.2%
Alliant Energy Corp.	688,099	31,040,146
PNM Resources, Inc.	692,963	31,529,816
Portland General Electric Co.	640,890	31,813,780

		94,383,742

Gas Utilities – 0.6%
Southwest Gas Holdings, Inc.	219,860	18,894,768

Multi-Utilities – 0.7%
Black Hills Corp.	324,023	18,958,586

		132,237,096

Health Care – 4.4%
Health Care Providers & Services – 3.1%
LifePoint Health, Inc.(a)	615,397	29,415,977
Molina Healthcare, Inc.(a)(b)	389,240	30,454,138
WellCare Health Plans, Inc.(a)	144,384	30,752,348

		90,622,463

Life Sciences Tools & Services – 1.3%
ICON PLC(a)	339,788	39,690,636

		130,313,099

Materials – 4.3%
Chemicals – 2.0%
Ingevity Corp.(a)	229,666	18,279,117
Trinseo SA	545,650	40,268,970

		58,548,087

Containers & Packaging – 1.2%
Graphic Packaging Holding Co.	2,352,120	36,010,957

Metals & Mining – 1.1%
Alcoa Corp.(a)	829,970	34,452,055

		129,011,099

Real Estate – 4.1%
Equity Real Estate Investment Trusts (REITs) – 4.1%
American Campus Communities, Inc.	38,890	1,648,158
Education Realty Trust, Inc.	492,773	18,020,708
Empire State Realty Trust, Inc. – Class A	1,464,949	29,738,465
Gramercy Property Trust	1,471,171	41,957,797
STAG Industrial, Inc.	1,087,300	30,770,590

		122,135,718

abfunds.com	AB DISCOVERY VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 1.8%
Beverages – 1.0%
Cott Corp.	1,722,286	$29,571,651

Food Products – 0.8%
Ingredion, Inc.	172,763	23,924,220

		53,495,871

Total Common Stocks (cost $2,245,432,594)		2,925,514,417

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.91%(c)(d)(e) (cost $31,778,636)	31,778,636	31,778,636

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $2,277,211,230)		2,957,293,053

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.7%
Investment Companies – 3.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.91%(c)(d)(e) (cost $109,460,244)	109,460,244	109,460,244

Total Investments – 103.4% (cost $2,386,671,474)		3,066,753,297
Other assets less liabilities – (3.4)%		(102,077,366)

Net Assets – 100.0%		$2,964,675,931

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

18 | AB DISCOVERY VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,245,432,594)	$2,925,514,417	(a)
Affiliated issuers (cost $141,238,880—including investment of cash collateral for securities loaned of $109,460,244)	141,238,880
Receivable for shares of beneficial interest sold	10,813,363
Receivable for investment securities sold	10,662,647
Unaffiliated dividends and interest receivable	2,190,022
Affiliated dividends receivable	27,079
Receivable from class action settlement proceeds	483

Total assets	3,090,446,891

Liabilities
Payable for collateral received on securities loaned	109,460,244
Payable for investment securities purchased	9,400,954
Payable for shares of beneficial interest redeemed	4,306,636
Advisory fee payable	1,718,330
Distribution fee payable	215,983
Transfer Agent fee payable	130,998
Administrative fee payable	11,294
Trustees’ fees payable	228
Accrued expenses	526,293

Total liabilities	125,770,960

Net Assets	$2,964,675,931

Composition of Net Assets
Paid-in capital	$2,108,549,105
Undistributed net investment income	5,681,585
Accumulated net realized gain on investment transactions	170,363,418
Net unrealized appreciation on investments	680,081,823

	$2,964,675,931

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$509,110,677	21,085,484	$24.15	*

B	$2,466,676	108,606	$22.71

C	$81,567,166	3,800,283	$21.46

Advisor	$1,413,304,244	57,176,656	$24.72

R	$94,611,884	4,029,865	$23.48

K	$43,125,645	1,812,131	$23.80

I	$265,834,373	11,062,457	$24.03

Z	$554,655,266	23,098,226	$24.01

(a)	Includes securities on loan with a value of $107,988,249 (see Note E).

*	The maximum offering price per share for Class A shares was $25.22 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 19

STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $30,649)	$34,401,796
Affiliated issuers	1,042,484
Securities lending income	56,369
Other income	45,475	$35,546,124

Expenses
Advisory fee (see Note B)	20,372,788
Distribution fee—Class A	1,265,871
Distribution fee—Class B	28,423
Distribution fee—Class C	1,087,308
Distribution fee—Class R	478,525
Distribution fee—Class K	135,008
Transfer agency—Class A	532,359
Transfer agency—Class B	3,846
Transfer agency—Class C	114,291
Transfer agency—Advisor Class	1,355,494
Transfer agency—Class R	245,858
Transfer agency—Class K	108,007
Transfer agency—Class I	234,198
Transfer agency—Class Z	87,852
Custodian	208,311
Registration fees	196,160
Printing	150,788
Audit and tax	63,906
Administrative	56,326
Legal	46,526
Trustees’ fees	28,729
Miscellaneous	94,360

Total expenses	26,894,934
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(263,445)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(18,475)

Net expenses		26,613,014

Net investment income		8,933,110

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		196,380,757
Net change in unrealized appreciation/depreciation of investments		138,883,209

Net gain on investment transactions		335,263,966

Net Increase in Net Assets from Operations		$344,197,076

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2017	Year Ended November 30, 2016
Increase in Net Assets from Operations
Net investment income	$8,933,110	$8,454,106
Net realized gain on investment transactions	196,380,757	88,447,189
Net change in unrealized appreciation/depreciation of investments	138,883,209	276,709,863

Net increase in net assets from operations	344,197,076	373,611,158
Dividends and Distributions to Shareholders from
Net investment income
Class A	(876,884)	(16,146)
Class B	(481)	– 0	–
Advisor Class	(4,556,222)	(2,984,836)
Class K	(80,333)	– 0	–
Class I	(1,012,875)	(474,287)
Class Z	(1,335,334)	(710,268)
Net realized gain on investment transactions
Class A	(16,939,802)	(30,591,913)
Class B	(124,201)	(348,077)
Class C	(5,183,878)	(9,343,707)
Advisor Class	(38,636,984)	(64,021,372)
Class R	(3,342,276)	(6,101,834)
Class K	(2,102,913)	(3,544,298)
Class I	(8,213,270)	(10,936,492)
Class Z	(9,284,984)	(12,069,251)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	137,121,337	(98,777,475)
Capital Contributions
Proceeds from regulatory settlement (see Note F)	– 0	–	1,391

Total increase	389,627,976	133,692,593
Net Assets
Beginning of period	2,575,047,955	2,441,355,362

End of period (including undistributed net investment income of $5,681,585 and $4,319,786, respectively)	$2,964,675,931	$2,575,047,955

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS

November 30, 2017

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

abfunds.com	AB DISCOVERY VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

24 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,925,514,417		$	– 0	–	$	– 0	–	$2,925,514,417
Short-Term Investments	31,778,636			– 0	–		– 0	–	31,778,636
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	109,460,244			– 0	–		– 0	–	109,460,244

Total Investments in Securities	3,066,753,297			– 0	–		– 0	–	3,066,753,297
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$3,066,753,297		$	– 0	–	$	– 0	–	$3,066,753,297

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and

abfunds.com	AB DISCOVERY VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes

26 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

abfunds.com	AB DISCOVERY VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2017, the reimbursement for such services amounted to $56,326.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $989,913 for the year ended November 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12,396 from the sale of Class A shares and received $13,889, $819 and $22,333 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $110,424.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2017 is as follows:

Fund	Market Value 11/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$18,512	$789,967	$776,700	$31,779	$346
Government Money Market Portfolio*	116,702	954,213	961,455	109,460	696

Total				$141,239	$1,042

*	Investments of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended November 30, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $14,249,125 and $0, respectively.

Brokerage commissions paid on investment transactions for the year ended November 30, 2017 amounted to $1,223,931, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Effective of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. Effective February 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. For the year ended November 30, 2017, such waiver amounted to $18,475. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $181,869, $3,551,756, $2,345,484 and $765,216 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

abfunds.com	AB DISCOVERY VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,094,578,894		$1,061,541,718
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,391,232,028

Gross unrealized appreciation	$756,798,929
Gross unrealized depreciation	(81,277,660)

Net unrealized appreciation	$675,521,269

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2017, the Fund had securities on loan with a value of $107,988,249 and had received cash collateral which has been invested into Government Money Market Portfolio of $109,460,244. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $56,369 and $695,651 from the borrowers and Government Money Market Portfolio, respectively, for the year ended November 30, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $153,021. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2017	Year Ended November 30, 2016		Year Ended November 30, 2017	Year Ended November 30, 2016

Class A
Shares sold	3,900,431	4,207,615		$85,858,598	$78,938,821

Shares issued in reinvestment of dividends and distributions	769,778	1,600,582		16,788,856	28,490,366

Shares converted from Class B	56,577	120,487		1,244,914	2,224,542

Shares converted from Class C	1,995,721	– 0	–	43,482,146	– 0	–

Shares redeemed	(8,976,051)	(9,806,644)		(197,552,868)	(182,166,067)

Net decrease	(2,253,544)	(3,877,960)		$(50,178,354)	$(72,512,338)

Class B
Shares sold	5,955	9,767		$123,373	$171,830

Shares issued in reinvestment of dividends and distributions	5,895	20,086		121,085	337,249

Shares converted to Class A	(60,101)	(127,767)		(1,244,914)	(2,224,542)

Shares redeemed	(20,781)	(39,760)		(430,596)	(692,178)

Net decrease	(69,032)	(137,674)		$(1,431,052)	$(2,407,641)

Class C
Shares sold	624,473	531,783		$12,278,139	$8,946,820

Shares issued in reinvestment of distributions	242,988	532,683		4,745,556	8,570,873

Shares converted to Class A	(2,235,776)	– 0	–	(43,482,146)	– 0	–

Shares redeemed	(2,038,241)	(2,224,563)		(40,063,973)	(37,884,634)

Net decrease	(3,406,556)	(1,160,097)		$(66,522,424)	$(20,366,941)

Advisor Class
Shares sold	16,581,334	9,875,740		$371,972,284	$184,120,236

Shares issued in reinvestment of dividends and distributions	1,641,188	3,452,799		36,549,243	62,668,309

Shares redeemed	(15,076,379)	(15,329,861)		(339,316,342)	(294,404,403)

Net increase (decrease)	3,146,143	(2,001,322)		$69,205,185	$(47,615,858)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2017	Year Ended November 30, 2016

Class R
Shares sold	852,782	828,305	$18,286,380	$15,258,542

Shares issued in reinvestment of dividends and distributions	156,988	350,183	3,342,275	6,100,182

Shares redeemed	(1,616,255)	(1,939,626)	(34,734,474)	(35,532,741)

Net decrease	(606,485)	(761,138)	$(13,105,819)	$(14,174,017)

Class K
Shares sold	623,850	645,854	$13,540,588	$11,963,023

Shares issued in reinvestment of dividends and distributions	101,452	201,724	2,183,243	3,544,294

Shares redeemed	(1,824,573)	(1,069,770)	(39,261,107)	(19,854,220)

Net decrease	(1,099,271)	(222,192)	$(23,537,276)	$(4,346,903)

Class I
Shares sold	3,164,574	4,597,347	$68,956,131	$82,135,531

Shares issued in reinvestment of dividends and distributions	425,591	644,703	9,214,055	11,391,902

Shares redeemed	(3,766,418)	(3,688,120)	(82,971,416)	(69,057,652)

Net increase (decrease)	(176,253)	1,553,930	$(4,801,230)	$24,469,781

Class Z
Shares sold	14,058,521	5,684,286	$307,811,972	$105,943,245

Shares issued in reinvestment of dividends and distributions	491,226	724,463	10,620,317	12,779,518

Shares redeemed	(4,150,234)	(4,280,456)	(90,939,982)	(80,546,321)

Net increase	10,399,513	2,128,293	$227,492,307	$38,176,442

At November 30, 2017, a shareholder of the Fund owned 13% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

For the year ended November 30, 2016, the Fund received proceeds of $1,391 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2017.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$7,571,311	$4,185,537
Net long-term capital gains	84,119,126	136,956,944

Total taxable distributions	$91,690,437	$141,142,481

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,681,585
Undistributed capital gain	174,923,972
Unrealized appreciation/(depreciation)	675,521,269	(a)

Total accumulated earnings/(deficit)	$856,126,826

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the redesignation of dividends and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 22.12	$ 20.19	$ 22.91	$ 22.87	$ 17.40

Income From Investment Operations
Net investment income(a)	.04	(b)	.05	(b)	.03	.10	.05
Net realized and unrealized gain on investment transactions	2.75	3.02	.13	2.00	6.31
Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.79	3.07	.16	2.10	6.36

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.00	)(d)	(.10)	(.05)	(.06)
Distributions from net realized gain on investment transactions	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Total dividends and distributions	(.76)	(1.14)	(2.88)	(2.06)	(.89)

Net asset value, end of period	$ 24.15	$ 22.12	$ 20.19	$ 22.91	$ 22.87

Total Return
Total investment return based on net asset value(e)	12.94	%*	16.56	%*	.87%	10.04%	38.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$509,111	$516,153	$549,547	$649,671	$730,909
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.12%	1.16%	1.20%	1.21%	1.22%
Expenses, before waivers/reimbursements(f)	1.13%	1.16%	1.20%	1.21%	1.22%
Net investment income	.17	%(b)	.25	%(b)	.16%	.45%	.27%
Portfolio turnover rate	39%	57%	47%	50%	56%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 20.84	$ 19.11	$ 21.83	$ 21.87	$ 16.66

Income From Investment Operations
Net investment income(a)(g)	.01	(b)	.03	(b)	.02	.08	.05
Net realized and unrealized gain on investment transactions	2.58	2.84	.11	1.91	6.03
Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.59	2.87	.13	1.99	6.08

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(d)	– 0	–	(.07)	(.02)	(.04)
Distributions from net realized gain on investment transactions	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Total dividends and distributions	(.72)	(1.14)	(2.85)	(2.03)	(.87)

Net asset value, end of period	$ 22.71	$ 20.84	$ 19.11	$ 21.83	$ 21.87

Total Return
Total investment return based on net asset value(e)	12.82	%*	16.44	%*	.78%	9.97%	38.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,467	$3,702	$6,026	$11,597	$17,356
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.25%	1.27%	1.27%	1.27%	1.29%
Expenses, before waivers/reimbursements(f)	1.91%	1.92%	1.92%	1.92%	1.94%
Net investment income(g)	.04	%(b)	.18	%(b)	.10%	.40%	.25%
Portfolio turnover rate	39%	57%	47%	50%	56%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 19.85	$ 18.37	$ 21.13	$ 21.35	$ 16.35

Income From Investment Operations
Net investment loss(a)	(.12	)(b)	(.08	)(b)	(.10)	(.05)	(.08)
Net realized and unrealized gain on investment transactions	2.45	2.70	.12	1.84	5.91
Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.33	2.62	.02	1.79	5.83

Less: Distributions
Distributions from net realized gain on investment transactions	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Net asset value, end of period	$ 21.46	$ 19.85	$ 18.37	$ 21.13	$ 21.35

Total Return
Total investment return based on net asset value(e)	12.11	%*	15.69	%*	.19%	9.22%	37.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$81,567	$143,061	$153,736	$174,848	$171,167
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.87%	1.90%	1.90%	1.91%	1.93%
Expenses, before waivers/reimbursements(f)	1.87%	1.90%	1.90%	1.91%	1.93%
Net investment loss	(.60	)%(b)	(.49	)%(b)	(.55)%	(.26)%	(.42)%
Portfolio turnover rate	39%	57%	47%	50%	56%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 22.62	$ 20.63	$ 23.35	$ 23.27	$ 17.70

Income From Investment Operations
Net investment income(a)	.10	(b)	.10	(b)	.09	.17	.12
Net realized and unrealized gain on investment transactions	2.81	3.08	.14	2.03	6.40
Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.91	3.18	.23	2.20	6.52

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.05)	(.17)	(.11)	(.12)
Distributions from net realized gain on investment transactions	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Total dividends and distributions	(.81)	(1.19)	(2.95)	(2.12)	(.95)

Net asset value, end of period	$ 24.72	$ 22.62	$ 20.63	$ 23.35	$ 23.27

Total Return
Total investment return based on net asset value(e)	13.25	%*	16.83	%*	1.21%	10.34%	38.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,413,304	$1,221,938	$1,155,700	$991,020	$895,950
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.87%	.89%	.90%	.91%	.93%
Expenses, before waivers/reimbursements(f)	.88%	.90%	.90%	.91%	.93%
Net investment income	.42	%(b)	.50	%(b)	.44%	.74%	.58%
Portfolio turnover rate	39%	57%	47%	50%	56%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 21.57	$ 19.79	$ 22.50	$ 22.53	$ 17.17

Income From Investment Operations
Net investment income (loss)(a)	(.05	)(b)	(.02	)(b)	(.03)	.03	(.00	)(d)
Net realized and unrealized gain on investment transactions	2.68	2.94	.13	1.95	6.22
Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.63	2.92	.10	1.98	6.22

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.03)	– 0	–	(.03)
Distributions from net realized gain on investment transactions	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Total dividends and distributions	(.72)	(1.14)	(2.81)	(2.01)	(.86)

Net asset value, end of period	$ 23.48	$ 21.57	$ 19.79	$ 22.50	$ 22.53

Total Return
Total investment return based on net asset value(e)	12.55	%*	16.11	%*	.56%	9.61%	37.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,612	$100,017	$106,830	$138,740	$144,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.52%	1.52%	1.54%	1.54%	1.54%
Expenses, before waivers/reimbursements(f)	1.53%	1.53%	1.54%	1.54%	1.54%
Net investment income (loss)	(.23	)%(b)	(.11	)%(b)	(.17)%	.12%	(.01)%
Portfolio turnover rate	39%	57%	47%	50%	56%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 21.82	$ 19.95	$ 22.67	$ 22.66	$ 17.27

Income From Investment Operations
Net investment income(a)	.01	(b)	.03	(b)	.03	.09	.05
Net realized and unrealized gain on investment transactions	2.72	2.98	.13	1.98	6.24
Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.73	3.01	.16	2.07	6.29

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	(.10)	(.05)	(.07)
Distributions from net realized gain on investment transactions	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Total dividends and distributions	(.75)	(1.14)	(2.88)	(2.06)	(.90)

Net asset value, end of period	$ 23.80	$ 21.82	$ 19.95	$ 22.67	$ 22.66

Total Return
Total investment return based on net asset value(e)	12.88	%*	16.45	%*	.87%	10.01%	38.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,126	$63,529	$62,512	$68,981	$70,370
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.21%	1.21%	1.23%	1.23%	1.23%
Expenses, before waivers/reimbursements(f)	1.22%	1.22%	1.23%	1.23%	1.23%
Net investment income	.07	%(b)	.19	%(b)	.13%	.43%	.26%
Portfolio turnover rate	39%	57%	47%	50%	56%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 22.01	$ 20.10	$ 22.83	$ 22.80	$ 17.36

Income From Investment Operations
Net investment income(a)	.10	(b)	.09	(b)	.10	.17	.12
Net realized and unrealized gain on investment transactions	2.73	3.01	.13	1.99	6.28
Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.83	3.10	.23	2.16	6.40

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.05)	(.18)	(.12)	(.13)
Distributions from net realized gain on investment transactions	(.72)	(1.14)	(2.78)	(2.01)	(.83)

Total dividends and distributions	(.81)	(1.19)	(2.96)	(2.13)	(.96)

Net asset value, end of period	$ 24.03	$ 22.01	$ 20.10	$ 22.83	$ 22.80

Total Return
Total investment return based on net asset value(e)	13.27	%*	16.85	%*	1.21%	10.39%	38.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$265,834	$247,354	$194,660	$307,096	$331,014
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.85%	.88%	.88%	.89%	.89%
Expenses, before waivers/reimbursements(f)	.86%	.89%	.88%	.89%	.89%
Net investment income	.44	%(b)	.50	%(b)	.48%	.77%	.59%
Portfolio turnover rate	39%	57%	47%	50%	56%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Year Ended November 30,	October 15, 2013(h) to November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 21.99	$ 20.09	$ 22.82	$ 22.80	$ 21.72

Income From Investment Operations
Net investment income(a)	.12	(b)	.11	(b)	.10	.16	.02
Net realized and unrealized gain on investment transactions	2.72	2.99	.15	2.00	1.06
Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.84	3.10	.25	2.16	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.06)	(.20)	(.13)	– 0	–
Distributions from net realized gain on investment transactions	(.72)	(1.14)	(2.78)	(2.01)	– 0	–

Total dividends and distributions	(.82)	(1.20)	(2.98)	(2.14)	– 0	–

Net asset value, end of period	$ 24.01	$ 21.99	$ 20.09	$ 22.82	$ 22.80

Total Return
Total investment return based on net asset value(e)	13.36	%*	16.93	%*	1.30%	10.42%	4.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$554,655	$279,294	$212,344	$42,049	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.78%	.80%	.81%	.81%	.75	%^
Expenses, before waivers/reimbursements(f)	.79%	.80%	.81%	.81%	.75	%^
Net investment income	.53	%(b)	.59	%(b)	.48%	.74%	.83	%^
Portfolio turnover rate.	39%	57%	47%	50%	56%

See footnote summary on page 44.

abfunds.com	AB DISCOVERY VALUE FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.00005.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2017 and November 30, 2016, such waiver amounted to 0.01% and 0.01% (annualized), respectively for the Fund.

(g)	Net of fees and expenses waived by the Distributor.

(h)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2017 by 0.09%.

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2016 by 0.0001%.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of AB Discovery Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Discovery Value Fund (the “Fund”), one of the series constituting AB Trust, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Discovery Value Fund, one of the series constituting AB Trust, at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2018

abfunds.com	AB DISCOVERY VALUE FUND | 45

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2017. For individual shareholders, the Fund designates 100.00% of dividends paid as qualified dividend income. For corporate shareholders, 100.00% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Joseph G. Paul(2), Senior Vice President James W. MacGregor(2), Vice President Shri Singhvi(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. Paul, MacGregor and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
William H. Foulk, Jr.## 85 (2001)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Joseph G. Paul 57	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

James W. MacGregor 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Shri Singhvi 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB DISCOVERY VALUE FUND | 55

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the

abfunds.com	AB DISCOVERY VALUE FUND | 57

Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels, and that the Fund’s net assets were approximately at the level of the first breakpoint. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund.

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AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DV-0151-1117

NOV    11.30.17

ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB International Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL VALUE FUND | 1

ANNUAL REPORT

January 10, 2018

This report provides management’s discussion of fund performance for AB International Value Fund for the annual reporting period ended November 30, 2017.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	6 Months	12 Months
AB INTERNATIONAL VALUE FUND[1]
Class A Shares	7.61%	25.78%
Class B Shares[2]	7.10%	24.72%
Class C Shares	7.20%	24.89%
Advisor Class Shares[3]	7.65%	26.08%
Class R Shares[3]	7.46%	25.52%
Class K Shares[3]	7.56%	25.80%
Class I Shares[3]	7.83%	26.41%
MSCI EAFE Index (net)	7.94%	27.27%

1	Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended November 30, 2017, by 0.00% and 0.01%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended November 30, 2017.

For both periods, all share classes of the Fund underperformed the benchmark, before sales charges. In the 12-month period, security selection within the industrials and health care sectors detracted relative to the benchmark, as did a sector overweight to telecommunications; an overweight to Russia was negative as well. Meanwhile, security selection within the financials and transportation sectors benefited performance, and an

2 | AB INTERNATIONAL VALUE FUND	abfunds.com

overweight to technology and an underweight to health care both contributed. In terms of country selection (a result of bottom-up security analysis combined with fundamental research), overweights to Japan, South Korea, China and Austria also added to returns.

During the six-month period, security selection within the health care and consumer staples sectors detracted, while selection within financials and transportation contributed. An overweight to telecommunications was negative, but an underweight to health care and an overweight to technology offset some of these losses. In terms of country selection, overweights to Japan, China and Norway and an underweight to Spain proved beneficial, while an overweight to Finland detracted from returns.

The Fund utilized derivatives in the form of currency forwards for hedging and investment purposes, which added to absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

International equities posted impressive gains over the 12-month period ended November 30, 2017. Stocks rallied early in the year on strong global economic data. Strength in the US market after the presidential election and enthusiasm regarding the new administration’s pro-growth agenda boosted investor sentiment around the world. In Europe, political uncertainty dragged on equity performance, but a centrist win in the French presidential election pacified some investor fears. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod, but a rebound in commodity prices and generally strong corporate earnings propelled equities to new highs. The Japanese stock market was a particularly bright spot, as investors were encouraged by the prime minister’s reelection after a surprise snap election.

Central bank actions also affected markets during the period. Given strong growth and generally low inflation, many developed-market central banks began the process of gradual monetary policy normalization. The European Central Bank first reduced the pace of its monthly asset purchase program and later announced plans to end the program in September 2018. Late in the period, the Bank of England hiked rates for the first time in more than a decade. Elsewhere, the Bank of Japan maintained its quantitative and qualitative easing/yield-curve control program, and the Reserve Bank of Australia kept rates on hold.

The Fund’s Senior Investment Management Team (the “Team”) has continued to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

abfunds.com	AB INTERNATIONAL VALUE FUND | 3

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

abfunds.com	AB INTERNATIONAL VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2007 TO 11/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB International Value Fund Class A shares (from 11/30/2007 to 11/30/2017) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB INTERNATIONAL VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	25.78%	20.43%
5 Years	8.61%	7.67%
10 Years	-1.97%	-2.40%
CLASS B SHARES
1 Year	24.72%	20.72%
5 Years	7.78%	7.78%
10 Years[1]	-2.57%	-2.57%
CLASS C SHARES
1 Year	24.89%	23.89%
5 Years	7.82%	7.82%
10 Years	-2.69%	-2.69%
ADVISOR CLASS SHARES[2]
1 Year	26.08%	26.08%
5 Years	8.90%	8.90%
10 Years	-1.70%	-1.70%
CLASS R SHARES[2]
1 Year	25.52%	25.52%
5 Years	8.37%	8.37%
10 Years	-2.19%	-2.19%
CLASS K SHARES[2]
1 Year	25.80%	25.80%
5 Years	8.69%	8.69%
10 Years	-1.89%	-1.89%
CLASS I SHARES[2]
1 Year	26.41%	26.41%
5 Years	9.16%	9.16%
10 Years	-1.49%	-1.49%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.50%, 2.28%, 2.25%, 1.25%, 1.71%, 1.40% and 0.97% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	19.51%
5 Years	6.72%
10 Years	-2.04%
CLASS B SHARES
1 Year	19.82%
5 Years	6.84%
10 Years[1]	-2.22%
CLASS C SHARES
1 Year	22.93%
5 Years	6.87%
10 Years	-2.34%
ADVISOR CLASS SHARES[2]
1 Year	25.20%
5 Years	7.95%
10 Years	-1.34%
CLASS R SHARES[2]
1 Year	24.49%
5 Years	7.40%
10 Years	-1.84%
CLASS K SHARES[2]
1 Year	24.96%
5 Years	7.74%
10 Years	-1.53%
CLASS I SHARES[2]
1 Year	25.36%
5 Years	8.20%
10 Years	-1.14%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,076.10	$7.39	1.42%	$7.44	1.43%
Hypothetical**	$1,000	$1,017.95	$7.18	1.42%	$7.23	1.43%
Class B
Actual	$1,000	$1,071.00	$11.53	2.22%	$11.53	2.22%
Hypothetical**	$1,000	$1,013.94	$11.21	2.22%	$11.21	2.22%
Class C
Actual	$1,000	$1,072.00	$11.32	2.18%	$11.32	2.18%
Hypothetical**	$1,000	$1,014.14	$11.01	2.18%	$11.01	2.18%
Advisor Class
Actual	$1,000	$1,076.50	$6.09	1.17%	$6.14	1.18%
Hypothetical**	$1,000	$1,019.20	$5.92	1.17%	$5.97	1.18%
Class R
Actual	$1,000	$1,074.60	$8.84	1.70%	$8.84	1.70%
Hypothetical**	$1,000	$1,016.55	$8.59	1.70%	$8.59	1.70%
Class K
Actual	$1,000	$1,075.60	$7.23	1.39%	$7.23	1.39%
Hypothetical**	$1,000	$1,018.10	$7.03	1.39%	$7.03	1.39%
Class I
Actual	$1,000	$1,078.30	$4.95	0.95%	$4.95	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%	$4.81	0.95%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

abfunds.com	AB INTERNATIONAL VALUE FUND | 11

PORTFOLIO SUMMARY

November 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $282.4

1	All data are as of November 30, 2017. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following countries: Argentina, Brazil, Israel, Netherlands, Portugal and Spain.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

November 30, 2017 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Nippon Telegraph & Telephone Corp.	$10,754,019	3.8%
Royal Dutch Shell PLC – Class A	10,524,931	3.7
British American Tobacco PLC	8,616,758	3.1
Yahoo Japan Corp.	7,093,426	2.5
BT Group PLC	6,891,912	2.4
Airbus SE	6,521,199	2.3
Sanofi	6,415,469	2.3
Mitsubishi UFJ Financial Group, Inc.	6,257,063	2.2
Panasonic Corp.	6,122,492	2.2
Japan Airlines Co., Ltd.	6,082,726	2.2
	$75,279,995	26.7%

1	Long-term investments.

abfunds.com	AB INTERNATIONAL VALUE FUND | 13

PORTFOLIO OF INVESTMENTS

November 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.7%
Financials – 18.3%
Banks – 12.0%
Australia & New Zealand Banking Group Ltd.	117,860	$2,559,290
Barclays PLC	1,306,720	3,409,613
BNP Paribas SA	70,000	5,299,904
BOC Hong Kong Holdings Ltd.	866,500	4,409,719
DNB ASA	224,680	4,092,623
Erste Group Bank AG(a)	121,120	5,301,396
KB Financial Group, Inc.	47,520	2,623,872
Mitsubishi UFJ Financial Group, Inc.(b)	877,800	6,257,063

		33,953,480

Capital Markets – 2.1%
Credit Suisse Group AG (REG)(a)	349,493	5,930,783

Consumer Finance – 1.0%
Hitachi Capital Corp.	113,500	2,815,722

Insurance – 3.2%
Allianz SE (REG)	25,700	6,069,681
PICC Property & Casualty Co., Ltd. – Class H	1,558,000	2,967,934

		9,037,615

		51,737,600

Consumer Discretionary – 14.4%
Auto Components – 4.2%
Faurecia	57,430	4,391,245
Hankook Tire Co., Ltd.	54,590	2,699,067
Magna International, Inc. (New York) – Class A	83,720	4,688,320

		11,778,632

Automobiles – 3.2%
Honda Motor Co., Ltd.	140,800	4,700,705
Peugeot SA	210,010	4,339,503

		9,040,208

Household Durables – 3.3%
Nikon Corp.	157,100	3,124,132
Panasonic Corp.	409,100	6,122,492

		9,246,624

Leisure Products – 0.9%
Amer Sports Oyj(a)	102,030	2,679,558

Textiles, Apparel & Luxury Goods – 2.8%
HUGO BOSS AG	39,110	3,221,160
Pandora A/S	48,080	4,817,622

		8,038,782

		40,783,804

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 11.3%
Chemicals – 6.4%
Air Water, Inc.	133,500	$2,875,208
Arkema SA	33,881	4,145,599
Incitec Pivot Ltd.	981,070	2,976,508
Johnson Matthey PLC	106,709	4,373,961
Nippon Shokubai Co., Ltd.	50,800	3,551,818

		17,923,094

Metals & Mining – 4.9%
BlueScope Steel Ltd.	209,306	2,173,430
First Quantum Minerals Ltd.	191,040	2,195,964
Gerdau SA (Preference Shares)	938,000	3,174,467
Norsk Hydro ASA	545,230	3,708,396
Yamato Kogyo Co., Ltd.	97,000	2,639,200

		13,891,457

		31,814,551

Consumer Staples – 10.7%
Beverages – 1.0%
Coca-Cola Bottlers Japan, Inc.	78,000	2,968,349

Food Products – 3.0%
Orkla ASA	458,260	4,596,846
WH Group Ltd.(c)	3,568,500	3,800,866

		8,397,712

Household Products – 1.7%
Henkel AG & Co. KGaA (Preference Shares)	34,560	4,695,451

Tobacco – 5.0%
British American Tobacco PLC	135,500	8,616,758
Japan Tobacco, Inc.	170,100	5,633,417

		14,250,175

		30,311,687

Telecommunication Services – 10.6%
Diversified Telecommunication Services – 8.7%
BT Group PLC	1,961,870	6,891,912
China Unicom Hong Kong Ltd.(a)	2,920,000	4,258,789
Nippon Telegraph & Telephone Corp.	206,000	10,754,019
TDC A/S	450,480	2,741,883

		24,646,603

Wireless Telecommunication Services – 1.9%
Vodafone Group PLC	1,731,650	5,250,502

		29,897,105

Information Technology – 10.3%
Communications Equipment – 1.9%
Nokia Oyj	1,070,330	5,355,927

abfunds.com	AB INTERNATIONAL VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Internet Software & Services – 2.5%
Yahoo Japan Corp.(b)	1,545,000	$7,093,426

Semiconductors & Semiconductor Equipment – 2.7%
SCREEN Holdings Co., Ltd.	39,600	3,565,880
SUMCO Corp.	161,000	4,102,448

		7,668,328

Software – 1.5%
Nintendo Co., Ltd.	10,400	4,240,945

Technology Hardware, Storage & Peripherals – 1.7%
Samsung Electronics Co., Ltd.	2,010	4,730,460

		29,089,086

Industrials – 10.1%
Aerospace & Defense – 3.8%
Airbus SE	62,667	6,521,199
BAE Systems PLC	590,320	4,396,019

		10,917,218

Airlines – 4.0%
Japan Airlines Co., Ltd.	165,800	6,082,726
Qantas Airways Ltd.	1,193,434	5,148,655

		11,231,381

Electrical Equipment – 1.0%
Philips Lighting NV(c)	74,063	2,802,408

Machinery – 1.3%
IHI Corp.	115,300	3,597,011

		28,548,018

Energy – 7.5%
Oil, Gas & Consumable Fuels – 7.5%
Canadian Natural Resources Ltd. (Toronto)	91,460	3,102,189
JXTG Holdings, Inc.	878,000	4,960,729
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A(b)	183,880	5,889,506
Royal Dutch Shell PLC – Class A(b)	144,961	4,635,425
YPF SA (Sponsored ADR)	121,352	2,753,477

		21,341,326

Health Care – 4.3%
Biotechnology – 1.1%
Grifols SA (ADR)	134,860	3,068,065

Pharmaceuticals – 3.2%
Sanofi	70,330	6,415,469
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(b)	172,850	2,561,637

		8,977,106

		12,045,171

16 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 1.6%
Electric Utilities – 0.9%
EDP – Energias de Portugal SA	694,643	$2,434,921

Water Utilities – 0.7%
Pennon Group PLC	194,195	2,087,327

		4,522,248

Real Estate – 0.6%
Real Estate Management & Development – 0.6%
Leopalace21 Corp.	197,100	1,581,797

Total Common Stocks (cost $239,223,019)		281,672,393

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $239,223,019)		281,672,393

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.1%
Investment Companies – 5.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.91%(d)(e)(f) (cost $14,372,332)	14,372,332	14,372,332

Total Investments – 104.8% (cost $253,595,351)		296,044,725
Other assets less liabilities – (4.8)%		(13,605,368)

Net Assets – 100.0%		$282,439,357

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	53,660	USD	479	12/18/17	$1,718
Bank of America, NA	NOK	14,775	USD	1,863	12/18/17	85,909
Bank of America, NA	USD	3,633	EUR	3,020	12/18/17	(34,722)
Bank of America, NA	USD	701	GBP	522	12/18/17	5,747
Bank of America, NA	CNY	44,285	USD	6,620	2/07/18	(43,768)
Bank of America, NA	USD	944	EUR	809	3/14/18	24,843
Barclays Capital	CAD	11,108	USD	8,967	12/18/17	354,808
Barclays Capital	GBP	2,391	USD	3,143	12/18/17	(92,538)
Barclays Capital	JPY	1,405,530	USD	12,889	12/18/17	391,251
Barclays Capital	NOK	5,580	USD	699	12/18/17	28,304
Barclays Capital	USD	2,777	EUR	2,364	12/18/17	39,249
Barclays Capital	USD	1,467	ZAR	19,232	12/18/17	(67,971)
Barclays Capital	KRW	1,119,528	USD	988	1/18/18	(40,960)
Barclays Capital	USD	310	CNY	2,062	2/07/18	(78)

abfunds.com	AB INTERNATIONAL VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	HKD	51,899	USD	6,650	12/18/17	$3,477
BNP Paribas SA	USD	5,818	HKD	45,352	12/18/17	(10,001)
BNP Paribas SA	USD	5,833	AUD	7,686	3/14/18	(22,110)
Citibank, NA	BRL	1,759	USD	539	12/04/17	1,952
Citibank, NA	USD	537	BRL	1,759	12/04/17	582
Citibank, NA	EUR	5,519	USD	6,507	12/18/17	(67,692)
Citibank, NA	JPY	149,897	USD	1,381	12/18/17	47,977
Citibank, NA	NOK	52,079	USD	6,706	12/18/17	443,353
Citibank, NA	USD	809	NOK	6,714	12/18/17	(1,825)
Citibank, NA	USD	2,806	RUB	170,391	1/25/18	88,003
Credit Suisse International	JPY	184,498	USD	1,628	12/18/17	(12,386)
Credit Suisse International	SEK	46,095	USD	5,484	12/18/17	(28,452)
Credit Suisse International	USD	6,356	CHF	6,136	12/18/17	(111,059)
Credit Suisse International	USD	4,272	SEK	34,350	12/18/17	(164,359)
Credit Suisse International	ZAR	19,232	USD	1,389	12/18/17	(10,432)
Credit Suisse International	USD	3,985	CHF	3,919	3/14/18	29,735
Deutsche Bank AG	BRL	2,450	USD	751	12/04/17	2,719
Deutsche Bank AG	BRL	4,209	USD	1,271	12/04/17	(14,947)
Deutsche Bank AG	USD	2,052	BRL	6,659	12/04/17	(17,568)
Deutsche Bank AG	CAD	700	USD	564	12/18/17	20,848
Deutsche Bank AG	GBP	2,138	USD	2,824	12/18/17	(68,524)
Deutsche Bank AG	ILS	6,817	USD	1,928	12/18/17	(22,981)
Deutsche Bank AG	USD	1,363	AUD	1,728	12/18/17	(55,870)
Deutsche Bank AG	USD	4,978	GBP	3,848	12/18/17	229,155
Deutsche Bank AG	USD	2,576	HUF	658,851	12/18/17	(69,219)
Deutsche Bank AG	BRL	2,450	USD	759	1/03/18	12,743
Goldman Sachs Capital Markets LP	AUD	718	USD	562	12/18/17	19,159
Goldman Sachs Capital Markets LP	USD	794	AUD	1,017	12/18/17	(24,709)
JPMorgan Chase Bank	HUF	658,851	USD	2,484	12/18/17	(23,228)
JPMorgan Chase Bank	USD	1,960	NOK	15,282	12/18/17	(122,445)
Northern Trust Co. Trust	USD	705	ILS	2,458	12/18/17	(1,705)
Royal Bank of Scotland PLC	EUR	5,556	USD	6,467	12/18/17	(152,449)
Royal Bank of Scotland PLC	JPY	76,265	USD	705	12/18/17	26,715
Royal Bank of Scotland PLC	USD	6,874	CHF	6,532	12/18/17	(226,690)
Royal Bank of Scotland PLC	USD	708	EUR	599	12/18/17	5,416
Royal Bank of Scotland PLC	USD	1,123	NOK	8,960	12/18/17	(45,676)
Standard Chartered Bank	USD	1,069	AUD	1,363	12/18/17	(38,246)
Standard Chartered Bank	USD	841	HKD	6,547	12/18/17	(2,346)
Standard Chartered Bank	CNY	3,708	USD	556	2/07/18	(1,785)
State Street Bank & Trust Co.	CAD	351	USD	281	12/18/17	8,441
State Street Bank & Trust Co.	EUR	1,783	USD	2,130	12/18/17	5,389
State Street Bank & Trust Co.	EUR	4,506	USD	5,352	12/18/17	(16,613)
State Street Bank & Trust Co.	GBP	321	USD	424	12/18/17	(10,303)
State Street Bank & Trust Co.	JPY	142,720	USD	1,294	12/18/17	25,069
State Street Bank & Trust Co.	JPY	83,520	USD	736	12/18/17	(6,890)
State Street Bank & Trust Co.	USD	27	AUD	35	12/18/17	(853)
State Street Bank & Trust Co.	USD	2,404	EUR	2,034	12/18/17	18,761
State Street Bank & Trust Co.	USD	21,298	EUR	17,734	12/18/17	(170,928)
State Street Bank & Trust Co.	USD	691	GBP	529	12/18/17	24,778
State Street Bank & Trust Co.	USD	7	NOK	55	12/18/17	(88)
State Street Bank & Trust Co.	USD	9,737	SEK	77,099	12/18/17	(516,545)
State Street Bank & Trust Co.	USD	1,377	TRY	4,878	12/18/17	(137,630)

18 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	KRW	9,540,563	USD	8,426	1/18/18	$(346,754)
State Street Bank & Trust Co.	USD	1,135	EUR	956	3/14/18	10,270
UBS AG	JPY	655,756	USD	5,903	12/18/17	72,147
UBS AG	USD	2,177	GBP	1,662	12/18/17	72,313

						$(702,514)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, the aggregate market value of these securities amounted to $6,603,275 or 2.3% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

Glossary:
ADR – American Depositary Receipt REG – Registered Shares

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 19

STATEMENT OF ASSETS & LIABILITIES

November 30, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $239,223,019)	$281,672,393	(a)
Affiliated issuers (cost $14,372,332—including investment of cash collateral for securities loaned of $14,372,332)	14,372,332
Cash	16,974
Cash collateral due from broker	367,000
Foreign currencies, at value (cost $229,860)	228,178
Unrealized appreciation on forward currency exchange contracts	2,100,831
Receivable for investment securities sold and foreign currency transactions	1,308,085
Unaffiliated dividends and interest receivable	1,229,831
Receivable for shares of beneficial interest sold	79,271
Affiliated dividends receivable	799

Total assets	301,375,694

Liabilities
Payable for collateral received on securities loaned	14,372,332
Unrealized depreciation on forward currency exchange contracts	2,803,345
Payable for investment securities purchased and foreign currency transactions	805,389
Payable for shares of beneficial interest redeemed	408,143
Advisory fee payable	172,219
Distribution fee payable	57,421
Transfer Agent fee payable	37,283
Administrative fee payable	12,129
Trustees’ fees payable	77
Accrued expenses	267,999

Total liabilities	18,936,337

Net Assets	$282,439,357

Composition of Net Assets
Paid-in capital	$681,346,976
Undistributed net investment income	6,339,599
Accumulated net realized loss on investment and foreign currency transactions	(447,005,640)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	41,758,422

	$282,439,357

See notes to financial statements.

20 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$160,178,355	10,695,504	$14.98	*

B	$989,693	67,643	$14.63

C	$16,222,706	1,122,902	$14.45

Advisor	$64,818,386	4,227,495	$15.33

R	$16,561,389	1,117,013	$14.83

K	$12,887,674	862,958	$14.93

I	$10,781,154	718,314	$15.01

(a)	Includes securities on loan with a value of $13,577,033 (see Note E).

*	The maximum offering price per share for Class A shares was $15.64 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 21

STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,240,592)	$7,645,022
Affiliated issuers	63,397
Securities lending income	83,917
Other income(a)	36,627	$7,828,963

Expenses
Advisory fee (see Note B)	2,053,477
Distribution fee—Class A	366,909
Distribution fee—Class B	10,951
Distribution fee—Class C	291,476
Distribution fee—Class R	82,014
Distribution fee—Class K	30,355
Transfer agency—Class A	373,891
Transfer agency—Class B	3,386
Transfer agency—Class C	78,226
Transfer agency—Advisor Class	164,896
Transfer agency—Class R	42,648
Transfer agency—Class K	24,284
Transfer agency—Class I	753
Custodian	167,283
Registration fees	101,588
Audit and tax	75,466
Printing	65,411
Administrative	57,285
Legal	39,379
Trustees’ fees	28,578
Miscellaneous	28,648

Total expenses	4,086,904
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(14,259)

Net expenses		4,072,645

Net investment income		3,756,318

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		17,666,680
Forward currency exchange contracts		1,586,407
Foreign currency transactions		14,219
Net change in unrealized appreciation/depreciation of:
Investments		39,546,885
Forward currency exchange contracts		(468,326)
Foreign currency denominated assets and liabilities		163,254

Net gain on investment and foreign currency transactions		58,509,119

Net Increase in Net Assets from Operations		$62,265,437

(a)	Other income represents a refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

22 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2017	Year Ended November 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,756,318	$4,503,102
Net realized gain (loss) on investment and foreign currency transactions	19,267,306	(17,530,464)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	39,241,813	(2,663,708)

Net increase (decrease) in net assets from operations	62,265,437	(15,691,070)
Dividends to Shareholders from
Net investment income
Class A	(219,427)	(2,314,659)
Class C	– 0	–	(332,256)
Advisor Class	(210,617)	(1,317,553)
Class R	(6,293)	(201,072)
Class K	(30,035)	(167,320)
Class I	(14,106)	(67,664)
Transactions in Shares of Beneficial Interest
Net decrease	(41,502,117)	(62,634,208)

Total increase (decrease)	20,282,842	(82,725,802)
Net Assets
Beginning of period	262,156,515	344,882,317

End of period (including undistributed net investment income of $6,339,599 and $1,463,133, respectively)	$282,439,357	$262,156,515

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS

November 30, 2017

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

24 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

abfunds.com	AB INTERNATIONAL VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

26 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2017:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$51,737,600		$	– 0	–	$51,737,600
Consumer Discretionary		4,688,320		36,095,484			– 0	–	40,783,804
Materials		6,341,563		25,472,988			– 0	–	31,814,551
Consumer Staples		– 0	–	30,311,687			– 0	–	30,311,687
Telecommunication Services		2,741,883		27,155,222			– 0	–	29,897,105
Information Technology		– 0	–	29,089,086			– 0	–	29,089,086
Industrials		– 0	–	28,548,018			– 0	–	28,548,018
Energy		5,855,666		15,485,660			– 0	–	21,341,326
Health Care		5,629,702		6,415,469			– 0	–	12,045,171
Utilities		– 0	–	4,522,248			– 0	–	4,522,248
Real Estate		– 0	–	1,581,797			– 0	–	1,581,797
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		14,372,332		– 0	–		– 0	–	14,372,332

Total Investments in Securities		39,629,466		256,415,259	(a)		– 0	–	296,044,725
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	2,100,831			– 0	–	2,100,831
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(2,803,345)			– 0	–	(2,803,345)

Total(c)(d)		$39,629,466		$255,712,745		$	– 0	–	$295,342,211

(a)	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are value at market value.

(c)	An amount of $8,183,257 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(d)	There were no transfers from Level 1 to Level 2 during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities

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NOTES TO FINANCIAL STATEMENTS (continued)

were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. In July 2015, the Fund successfully recovered taxes withheld by Finland for the aforementioned calendar years in the amount of 986,466 EUR. Approximately 40% of this amount was utilized as a foreign tax offset in fiscal year 2015. The Fund may incur a liability to the Internal Revenue Service for the remaining balance, although the amount of this liability cannot be determined at this time. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2017, the reimbursement for such services amounted to $57,285.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement

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for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $229,327 for the year ended November 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,714 from the sale of Class A shares and received $837, $287 and $338 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $3,621.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2017 is as follows:

Fund	Market Value 11/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/17 (000)			Dividend Income (000)
Government Money Market Portfolio	$1,453	$62,127	$63,580	$	– 0	–	$13
Government Money Market Portfolio*	5,198	163,336	154,162		14,372		50

Total					$14,372		$63

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended November 30, 2017 amounted to $238,264, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act

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NOTES TO FINANCIAL STATEMENTS (continued)

of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,507,291, $6,481,659, $2,310,540 and $2,393,265 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$134,217,581		$168,298,926
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$255,738,039

Gross unrealized appreciation	$55,215,207
Gross unrealized depreciation	(14,917,392)

Net unrealized appreciation	$40,297,815

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure

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to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such

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NOTES TO FINANCIAL STATEMENTS (continued)

transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended November 30, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,100,831	Unrealized depreciation on forward currency exchange contracts	$2,803,345

Total		$2,100,831		$2,803,345

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$1,586,407	$(468,326)

Total		$1,586,407	$(468,326)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2017:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$90,220,605
Average principal amount of sale contracts	$90,392,898

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under

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NOTES TO FINANCIAL STATEMENTS (continued)

ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of November 30, 2017.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$118,217	$(78,490)		$	– 0	–	$	– 0	–	$39,727
Barclays Capital	813,612	(201,547)			– 0	–		– 0	–	612,065
BNP Paribas SA	3,477	(3,477)			– 0	–		– 0	–	– 0	–
Citibank, NA	581,867	(69,517)			– 0	–		– 0	–	512,350
Credit Suisse International	29,735	(29,735)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	265,465	(249,109)			– 0	–		– 0	–	16,356
Goldman Sachs Capital Markets LP	19,159	(19,159)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	32,131	(32,131)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	92,708	(92,708)			– 0	–		– 0	–	– 0	–
UBS AG	144,460	– 0	–		– 0	–		– 0	–	144,460

Total	$2,100,831	$(775,873)		$	– 0	–	$	– 0	–	$1,324,958	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$78,490	$(78,490)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Capital	201,547	(201,547)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	32,111	(3,477)			– 0	–		– 0	–	28,634
Citibank, NA	69,517	(69,517)			– 0	–		– 0	–	– 0	–
Credit Suisse International	326,688	(29,735)			– 0	–		– 0	–	296,953
Deutsche Bank AG	249,109	(249,109)			– 0	–		– 0	–	– 0	–
Goldman Sachs Capital Markets LP	24,709	(19,159)			– 0	–		– 0	–	5,550
JPMorgan Chase Bank	145,673	– 0	–		– 0	–		– 0	–	145,673
Northern Trust Co. Trust	1,705	– 0	–		– 0	–		– 0	–	1,705
Royal Bank of Scotland PLC	424,815	(32,131)			– 0	–		– 0	–	392,684
Standard Chartered Bank	42,377	– 0	–		– 0	–		– 0	–	42,377
State Street Bank & Trust Co.	1,206,604	(92,708)			(367,000)			– 0	–	746,896

Total	$2,803,345	$(775,873)			$(367,000)		$	– 0	–	$1,660,472	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2017, the Fund had securities on loan

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with a value of $13,577,033 and had received cash collateral which has been invested into Government Money Market Portfolio of $14,372,332. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $83,917 and $50,467 from the borrowers and Government Money Market Portfolio, respectively, for the year ended November 30, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $10,638. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2017	Year Ended November 30, 2016		Year Ended November 30, 2017	Year Ended November 30, 2016

Class A
Shares sold	951,884	923,567		$12,944,751	$10,885,611

Shares issued in reinvestment of dividends	16,660	175,196		202,918	2,137,394

Shares converted from Class B	25,111	66,087		335,283	787,375

Shares converted from Class C	1,698,814	– 0	–	23,195,859	– 0	–

Shares redeemed	(2,793,625)	(3,656,386)		(37,822,758)	(43,496,867)

Net decrease	(101,156)	(2,491,536)		$(1,143,947)	$(29,686,487)

Class B
Shares sold	4,410	7,249		$58,608	$84,761

Shares converted to Class A	(25,589)	(66,974)		(335,283)	(787,375)

Shares redeemed	(11,684)	(24,773)		(158,707)	(290,818)

Net decrease	(32,863)	(84,498)		$(435,382)	$(993,432)

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NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2017	Year Ended November 30, 2016

Class C
Shares sold	132,533	153,719	$1,745,807	$1,781,804

Shares issued in reinvestment of dividends	– 0	–	24,532	– 0	–	292,419

Shares converted to Class A	(1,753,679)	– 0	–	(23,195,859)	– 0	–

Shares redeemed	(902,567)	(1,297,015)	(11,730,222)	(15,021,411)

Net decrease	(2,523,713)	(1,118,764)	$(33,180,274)	$(12,947,188)

Advisor Class
Shares sold	881,457	658,784	$12,144,827	$7,927,687

Shares issued in reinvestment of dividends	13,798	84,636	171,648	1,053,715

Shares redeemed	(1,655,187)	(2,010,199)	(22,955,046)	(24,307,069)

Net decrease	(759,932)	(1,266,779)	$(10,638,571)	$(15,325,667)

Class R
Shares sold	204,186	309,679	$2,752,306	$3,620,278

Shares issued in reinvestment of dividends	521	16,587	6,292	200,871

Shares redeemed	(414,271)	(529,459)	(5,562,192)	(6,261,309)

Net decrease	(209,564)	(203,193)	$(2,803,594)	$(2,440,160)

Class K
Shares sold	159,869	169,135	$2,172,667	$1,980,714

Shares issued in reinvestment of dividends	2,474	13,771	30,035	167,320

Shares redeemed	(220,012)	(211,215)	(2,987,885)	(2,514,387)

Net decrease	(57,669)	(28,309)	$(785,183)	$(366,353)

Class I
Shares sold	546,766	39,625	$8,011,224	$467,999

Shares issued in reinvestment of dividends	717	3,383	8,715	41,101

Shares redeemed	(38,897)	(117,122)	(535,105)	(1,384,021)

Net increase (decrease)	508,586	(74,114)	$7,484,834	$(874,921)

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NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”)

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NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$480,478	$4,400,524

Total taxable distributions	$480,478	$4,400,524

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,818,712
Accumulated capital and other losses	(444,872,625	)(a)
Unrealized appreciation/(depreciation)	40,309,377	(b)

Total accumulated earnings/(deficit)	$(399,744,536	)(c)

(a)	As of November 30, 2017, the Fund had a net capital loss carryforward of $444,872,625. During the fiscal year, the Fund utilized $17,489,831 of capital loss carry forwards to offset current year net realized gains. The Fund also had $3,355,600,017 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The other difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of refunded EU foreign tax reclaims.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

40 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2017, the Fund had a net capital loss carryforward of $444,872,625, which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$200,531,013	N/A	2018
123,201,431	N/A	2019
42,065,218	79,074,963	no expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the expiration of capital loss carryforwards resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB INTERNATIONAL VALUE FUND | 41

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.93	$ 12.67	$ 13.06	$ 13.86	$ 11.24

Income From Investment Operations
Net investment income(a)	.20	(b)†	.19	(b)	.24	.38	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.87	(.75)	(.23)	(.55)	2.77
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.07	(.56)	.01	(.17)	2.98

Less: Dividends
Dividends from net investment income	(.02)	(.18)	(.40)	(.63)	(.36)

Net asset value, end of period	$ 14.98	$ 11.93	$ 12.67	$ 13.06	$ 13.86

Total Return
Total investment return based on net asset value(d)	25.78	%†	(4.49)%	.14	%††	(1.19)%	27.13%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$160	$129	$168	$197	$263
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.45%	1.50%	1.41%	1.47%	1.42%
Expenses, before waivers/reimbursements(e)	1.46%	1.50%	1.41%	1.47%	1.42%
Net investment income	1.43	%(b)†	1.61	%(b)	1.90%	2.80%	1.70%
Portfolio turnover rate	50%	58%	71%	60%	56%

See footnote summary on page 49.

42 | AB INTERNATIONAL VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.73	$ 12.37	$ 12.70	$ 13.46	$ 10.91

Income From Investment Operations
Net investment income(a)	.08	(b)†	.09	(b)	.11	.29	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.82	(.73)	(.20)	(.54)	2.69
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.90	(.64)	(.09)	(.25)	2.81

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	(.24)	(.51)	(.26)

Net asset value, end of period	$ 14.63	$ 11.73	$ 12.37	$ 12.70	$ 13.46

Total Return
Total investment return based on net asset value(d)	24.72	%†	(5.17)%	(.70	)%††	(1.86)%	26.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$990	$1,179	$2,289	$7,961	$14,653
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.26%	2.28%	2.23%	2.18%	2.14%
Expenses, before waivers/reimbursements(e)	2.27%	2.28%	2.23%	2.18%	2.14%
Net investment income	.60	%(b)†	.80	%(b)	.87%	2.23%	.97%
Portfolio turnover rate	50%	58%	71%	60%	56%

See footnote summary on page 49.

abfunds.com	AB INTERNATIONAL VALUE FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.57	$ 12.28	$ 12.67	$ 13.46	$ 10.92

Income From Investment Operations
Net investment income(a)	.07	(b)†	.10	(b)	.14	.27	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.81	(.74)	(.23)	(.52)	2.69
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.88	(.64)	(.09)	(.25)	2.81

Less: Dividends
Dividends from net investment income	– 0	–	(.07)	(.30)	(.54)	(.27)

Net asset value, end of period	$ 14.45	$ 11.57	$ 12.28	$ 12.67	$ 13.46

Total Return
Total investment return based on net asset value(d)	24.89	%†	(5.22)%	(.62	)%††	(1.87)%	26.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,223	$42,198	$58,504	$70,775	$88,329
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.22%	2.25%	2.15%	2.17%	2.13%
Expenses, before waivers/reimbursements(e)	2.23%	2.25%	2.15%	2.17%	2.13%
Net investment income	.50	%(b)†	.84	%(b)	1.15%	2.05%	.99%
Portfolio turnover rate	50%	58%	71%	60%	56%

See footnote summary on page 49.

44 | AB INTERNATIONAL VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 12.20	$ 12.96	$ 13.37	$ 14.17	$ 11.49

Income From Investment Operations
Net investment income(a)	.23	(b)†	.22	(b)	.28	.43	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.94	(.77)	(.24)	(.55)	2.83
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.17	(.55)	.04	(.12)	3.08

Less: Dividends
Dividends from net investment income	(.04)	(.21)	(.45)	(.68)	(.40)

Net asset value, end of period	$ 15.33	$ 12.20	$ 12.96	$ 13.37	$ 14.17

Total Return
Total investment return based on net asset value(d)	26.08	%†	(4.26)%	.38	%††	(.85)%	27.49%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$65	$61	$81	$92	$132
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.21%	1.25%	1.14%	1.16%	1.12%
Expenses, before waivers/reimbursements(e)	1.21%	1.25%	1.14%	1.16%	1.12%
Net investment income	1.66	%(b)†	1.84	%(b)	2.16%	3.17%	2.00%
Portfolio turnover rate	50%	58%	71%	60%	56%

See footnote summary on page 49.

abfunds.com	AB INTERNATIONAL VALUE FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.82	$ 12.54	$ 12.96	$ 13.75	$ 11.16

Income From Investment Operations
Net investment income(a)	.16	(b)†	.16	(b)	.20	.34	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.85	(.75)	(.24)	(.52)	2.76
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.01	(.59)	(.04)	(.18)	2.94

Less: Dividends
Dividends from net investment income	– 0	–	(.13)	(.38)	(.61)	(.35)

Net asset value, end of period	$ 14.83	$ 11.82	$ 12.54	$ 12.96	$ 13.75

Total Return
Total investment return based on net asset value(d)	25.52	%†	(4.69)%	(.23	)%††	(1.35)%	26.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,561	$15,684	$19,181	$24,286	$30,986
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.71%	1.71%	1.69%	1.63%	1.61%
Expenses, before waivers/reimbursements(e)	1.72%	1.71%	1.69%	1.63%	1.61%
Net investment income	1.15	%(b)†	1.38	%(b)	1.60%	2.59%	1.51%
Portfolio turnover rate	50%	58%	71%	60%	56%

See footnote summary on page 49.

46 | AB INTERNATIONAL VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.90	$ 12.62	$ 13.04	$ 13.86	$ 11.23

Income From Investment Operations
Net investment income(a)	.20	(b)†	.20	(b)	.25	.36	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.86	(.74)	(.25)	(.51)	2.77
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.06	(.54)	– 0	–	(.15)	2.99

Less: Dividends
Dividends from net investment income	(.03)	(.18)	(.42)	(.67)	(.36)

Net asset value, end of period	$ 14.93	$ 11.90	$ 12.62	$ 13.04	$ 13.86

Total Return
Total investment return based on net asset value(d)	25.80	%†	(4.34)%	.07	%††	(1.06)%	27.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,888	$10,955	$11,979	$14,257	$23,484
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.40%	1.40%	1.38%	1.32%	1.30%
Expenses, before waivers/reimbursements(e)	1.41%	1.40%	1.38%	1.32%	1.30%
Net investment income	1.47	%(b)†	1.72	%(b)	1.93%	2.72%	1.78%
Portfolio turnover rate	50%	58%	71%	60%	56%

See footnote summary on page 49.

abfunds.com	AB INTERNATIONAL VALUE FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.94	$ 12.68	$ 13.11	$ 13.92	$ 11.30

Income From Investment Operations
Net investment income(a)	.25	(b)†	.25	(b)	.31	.44	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.89	(.75)	(.25)	(.54)	2.79
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.14	(.50)	.06	(.10)	3.05

Less: Dividends
Dividends from net investment income	(.07)	(.24)	(.49)	(.71)	(.43)

Net asset value, end of period	$ 15.01	$ 11.94	$ 12.68	$ 13.11	$ 13.92

Total Return
Total investment return based on net asset value(d)	26.41	%†	(3.98)%	.57	%††	(.67)%	27.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,781	$2,504	$3,598	$3,342	$3,754
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.96%	.97%	.93%	.89%	.85%
Expenses, before waivers/reimbursements(e)	.97%	.97%	.93%	.89%	.85%
Net investment income	1.79	%(b)†	2.07	%(b)	2.39%	3.30%	2.22%
Portfolio turnover rate	50%	58%	71%	60%	56%

See footnote summary on page 49.

48 | AB INTERNATIONAL VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to .01% for the Fund.

†	For the year ended November 30, 2017 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

††	Includes the impact of foreign withholding tax reclaims received, which enhanced the Fund’s performance for the year ended November 30, 2015 by 0.33%. See Note A.4.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 49

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB International Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB International Value Fund (the “Fund”), one of the series constituting AB Trust, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB International Value Fund, one of the series constituting AB Trust, at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2018

50 | AB INTERNATIONAL VALUE FUND	abfunds.com

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended November 30, 2017.

For the taxable period ended November 30, 2017, the Fund designates 100% as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended November 30, 2017, $719,970 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $5,552,847.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

abfunds.com	AB INTERNATIONAL VALUE FUND | 51

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Tawhid Ali(2), Vice President Takeo Aso(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Ali, Aso, and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

52 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 53

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

54 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
William H. Foulk, Jr.## 85 (2001)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

56 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

58 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB INTERNATIONAL VALUE FUND | 59

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Tawhid Ali 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Takeo Aso 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

AVI LAVI 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

60 | AB INTERNATIONAL VALUE FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of

abfunds.com	AB INTERNATIONAL VALUE FUND | 61

their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

62 | AB INTERNATIONAL VALUE FUND	abfunds.com

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences

abfunds.com	AB INTERNATIONAL VALUE FUND | 63

between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as

64 | AB INTERNATIONAL VALUE FUND	abfunds.com

among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INTERNATIONAL VALUE FUND | 65

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund.

66 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES

abfunds.com	AB INTERNATIONAL VALUE FUND | 67

NOTES

68 | AB INTERNATIONAL VALUE FUND	abfunds.com

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IV-0151-1117

NOV    11.30.17

ANNUAL REPORT

AB VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB VALUE FUND | 1

ANNUAL REPORT

January 12, 2018

This report provides management’s discussion of fund performance for AB Value Fund for the annual reporting period ended November 30, 2017.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	6 Months	12 Months
AB VALUE FUND[1]
Class A Shares	8.29%	12.68%
Class B Shares[2]	8.19%	12.60%
Class C Shares	7.84%	11.84%
Advisor Class Shares[3]	8.42%	13.02%
Class R Shares[3]	8.02%	12.17%
Class K Shares[3]	8.17%	12.56%
Class I Shares[3]	8.36%	12.96%
Russell 1000 Value Index	8.79%	14.83%

1	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2017, by 0.01% and 0.07%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended November 30, 2017, by 0.00% and 0.01%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2017.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. For the 12-month period, security selection drove the underperformance relative to the benchmark, particularly within the health care, consumer staples and technology sectors. An overweight in the consumer discretionary sector also detracted. Sector selection added to returns because of an overweight to the technology sector and underweights in the telecommunications and real estate sectors. The Fund’s consumer discretionary, industrials and energy holdings also contributed.

2 | AB VALUE FUND	abfunds.com

For the six-month period, security selection was the main source of underperformance, particularly within the technology, consumer staples and health care sectors. The Fund’s underweight in materials also detracted. Conversely, an overweight in technology and underweights in real estate and health care added to returns, as did security selection in the industrials, energy and consumer discretionary sectors.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US equities posted impressive gains over the 12-month period ended November 30, 2017, rallying after Donald Trump was elected president of the US, and excitement regarding his pro-growth agenda gained momentum. Strong global economic data bolstered positive market sentiment. Growth stocks outperformed value, and large-cap stocks outperformed small-caps, in terms of style. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. Corporate earnings generally surprised to the upside and the price of oil later rebounded, pushing stocks higher, especially in emerging markets. Renewed discussion and momentum behind US corporate tax reform near the end of the period propelled equities to all-time highs. In June, the US Federal Reserve (the “Fed”) raised rates for the third consecutive quarter, as expected. In October, the Fed began its balance sheet reduction program. Late in the period, President Trump’s appointment of the next Fed chair was met with enthusiasm by markets.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on attractively valued opportunities, which remain widespread across industry sectors and regions. The Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep value discounts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

(continued on next page)

abfunds.com	AB VALUE FUND | 3

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

4 | AB VALUE FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

abfunds.com	AB VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2007 TO 11/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Value Fund Class A shares (from 11/30/2007 to 11/30/2017) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.68%	7.93%
5 Years	12.01%	11.04%
10 Years	3.67%	3.23%
CLASS B SHARES
1 Year	12.60%	8.60%
5 Years	11.97%	11.97%
10 Years[1]	3.60%	3.60%
CLASS C SHARES
1 Year	11.84%	10.84%
5 Years	11.20%	11.20%
10 Years	2.90%	2.90%
ADVISOR CLASS SHARES[2]
1 Year	13.02%	13.02%
5 Years	12.34%	12.34%
10 Years	3.96%	3.96%
CLASS R SHARES[2]
1 Year	12.17%	12.17%
5 Years	11.56%	11.56%
10 Years	3.30%	3.30%
CLASS K SHARES[2]
1 Year	12.56%	12.56%
5 Years	11.90%	11.90%
10 Years	3.61%	3.61%
CLASS I SHARES[2]
1 Year	12.96%	12.96%
5 Years	12.39%	12.39%
10 Years	4.04%	4.04%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.99%, 1.75%, 1.74%, 0.74%, 1.43%, 1.11% and 0.69% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	8.56%
5 Years	11.00%
10 Years	3.65%
CLASS B SHARES
1 Year	9.32%
5 Years	11.93%
10 Years[1]	4.02%
CLASS C SHARES
1 Year	11.52%
5 Years	11.16%
10 Years	3.33%
ADVISOR CLASS SHARES[2]
1 Year	13.71%
5 Years	12.29%
10 Years	4.39%
CLASS R SHARES[2]
1 Year	12.93%
5 Years	11.53%
10 Years	3.73%
CLASS K SHARES[2]
1 Year	13.26%
5 Years	11.86%
10 Years	4.04%
CLASS I SHARES[2]
1 Year	13.73%
5 Years	12.33%
10 Years	4.47%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB VALUE FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,082.90	$5.12	0.98%
Hypothetical**	$1,000	$1,020.16	$4.96	0.98%
Class B
Actual	$1,000	$1,081.90	$5.53	1.06%
Hypothetical**	$1,000	$1,019.75	$5.37	1.06%
Class C
Actual	$1,000	$1,078.40	$9.07	1.74%
Hypothetical**	$1,000	$1,016.34	$8.80	1.74%
Advisor Class
Actual	$1,000	$1,084.20	$3.81	0.73%
Hypothetical**	$1,000	$1,021.41	$3.70	0.73%
Class R
Actual	$1,000	$1,080.20	$7.25	1.39%
Hypothetical**	$1,000	$1,018.10	$7.03	1.39%
Class K
Actual	$1,000	$1,081.70	$5.79	1.11%
Hypothetical**	$1,000	$1,019.50	$5.62	1.11%
Class I
Actual	$1,000	$1,083.60	$3.55	0.68%
Hypothetical**	$1,000	$1,021.66	$3.45	0.68%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB VALUE FUND | 11

PORTFOLIO SUMMARY

November 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $420.0

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Bank of America Corp.	$20,654,047	4.9%
Oracle Corp.	19,161,413	4.6
Wells Fargo & Co.	18,716,022	4.5
Intel Corp.	15,282,952	3.6
American International Group, Inc.	13,698,042	3.3
Synchrony Financial	12,377,707	2.9
EOG Resources, Inc.	12,353,196	2.9
Philip Morris International, Inc.	12,106,416	2.9
Allstate Corp. (The)	11,883,922	2.8
Raytheon Co.	11,718,833	2.8
	$147,952,550	35.2%

1	All data are as of November 30, 2017. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

November 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.7%
Financials – 27.8%
Banks – 11.1%
Bank of America Corp.	733,193	$20,654,047
Comerica, Inc.	88,188	7,346,942
Wells Fargo & Co.	331,433	18,716,022

		46,717,011

Capital Markets – 1.9%
Goldman Sachs Group, Inc. (The)	31,358	7,765,495

Consumer Finance – 5.4%
Capital One Financial Corp.	76,455	7,033,860
OneMain Holdings, Inc.(a)	121,284	3,130,340
Synchrony Financial	344,879	12,377,707

		22,541,907

Insurance – 9.4%
Allstate Corp. (The)	115,760	11,883,922
American International Group, Inc.	228,453	13,698,042
First American Financial Corp.	84,002	4,669,671
FNF Group	230,088	9,309,360

		39,560,995

		116,585,408

Information Technology – 15.1%
Communications Equipment – 1.8%
Nokia Oyj (Sponsored ADR) – Class A	1,503,226	7,531,162

IT Services – 1.1%
Booz Allen Hamilton Holding Corp.	116,568	4,510,016

Semiconductors & Semiconductor Equipment – 3.6%
Intel Corp.	340,833	15,282,952

Software – 4.6%
Oracle Corp.	390,571	19,161,413

Technology Hardware, Storage & Peripherals – 4.0%
HP, Inc.	434,296	9,315,649
NCR Corp.(a)	44,681	1,398,069
Xerox Corp.	203,160	6,025,726

		16,739,444

		63,224,987

Energy – 11.8%
Energy Equipment & Services – 1.8%
RPC, Inc.(b)	307,630	7,395,425

abfunds.com	AB VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 10.0%
Canadian Natural Resources Ltd.	193,067	$6,548,832
Devon Energy Corp.	167,843	6,466,991
EOG Resources, Inc.	120,731	12,353,196
Hess Corp.	151,144	6,934,487
Marathon Petroleum Corp.	157,059	9,836,605

		42,140,111

		49,535,536

Health Care – 9.7%
Biotechnology – 1.7%
Gilead Sciences, Inc.	96,778	7,237,059

Health Care Providers & Services – 6.3%
Aetna, Inc.	35,613	6,416,750
Cigna Corp.	51,656	10,937,125
McKesson Corp.	61,547	9,092,954

		26,446,829

Pharmaceuticals – 1.7%
Mallinckrodt PLC(a)(b)	170,266	3,715,204
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(b)	223,318	3,309,573

		7,024,777

		40,708,665

Consumer Discretionary – 8.8%
Auto Components – 3.1%
Lear Corp.	23,418	4,236,082
Magna International, Inc. (New York) – Class A	155,560	8,711,360

		12,947,442

Media – 4.6%
Comcast Corp. – Class A	246,763	9,263,483
Regal Entertainment Group – Class A(b)	113,539	2,294,623
Twenty-First Century Fox, Inc. – Class A	246,212	7,864,012

		19,422,118

Specialty Retail – 1.1%
Michaels Cos., Inc. (The)(a)	210,877	4,554,943

		36,924,503

Consumer Staples – 8.1%
Beverages – 1.9%
PepsiCo, Inc.	70,742	8,242,858

Food Products – 1.9%
Tyson Foods, Inc. – Class A	95,840	7,882,840

Tobacco – 4.3%
British American Tobacco PLC (Sponsored ADR)	91,875	5,846,006
Philip Morris International, Inc.	117,824	12,106,416

		17,952,422

		34,078,120

14 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 6.4%
Electric Utilities – 4.8%
American Electric Power Co., Inc.	126,746	$9,839,292
Edison International	76,509	6,217,886
Portland General Electric Co.	83,591	4,149,457

		20,206,635

Multi-Utilities – 1.6%
NiSource, Inc.	247,960	6,826,339

		27,032,974

Industrials – 6.2%
Aerospace & Defense – 2.8%
Raytheon Co.	61,307	11,718,833

Airlines – 1.2%
JetBlue Airways Corp.(a)	237,976	5,109,345

Electrical Equipment – 0.8%
Eaton Corp. PLC	43,105	3,352,707

Machinery – 1.4%
Oshkosh Corp.	66,025	5,944,891

		26,125,776

Telecommunication Services – 2.6%
Wireless Telecommunication Services – 2.6%
T-Mobile US, Inc.(a)	180,923	11,048,968

Materials – 2.2%
Chemicals – 1.1%
CF Industries Holdings, Inc.	118,464	4,438,846

Metals & Mining – 1.1%
Alcoa Corp.(a)	114,979	4,772,778

		9,211,624

Real Estate – 1.0%
Equity Real Estate Investment Trusts (REITs) – 1.0%
Mid-America Apartment Communities, Inc.	40,960	4,195,942

Total Common Stocks (cost $352,090,684)		418,672,503

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $352,090,684)		418,672,503

abfunds.com	AB VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%
Investment Companies – 2.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.91%(c)(d)(e) (cost $11,643,687)	11,643,687	$11,643,687

Total Investments – 102.4% (cost $363,734,371)		430,316,190
Other assets less liabilities – (2.4)%		(10,286,351)

Net Assets – 100.0%		$420,029,839

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16 | AB VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $352,090,684)	$418,672,503	(a)
Affiliated issuers (cost $11,643,687—including investment of cash collateral for securities loaned of $11,643,687)	11,643,687
Receivable for investment securities sold	1,513,947
Unaffiliated dividends and interest receivable	738,110
Receivable for shares of beneficial interest sold	290,809
Receivable from class action settlement proceeds	1,222
Affiliated dividends receivable	728

Total assets	432,861,006

Liabilities
Due to custodian	369,444
Payable for collateral received on securities loaned	11,643,687
Payable for shares of beneficial interest redeemed	393,004
Advisory fee payable	184,734
Transfer Agent fee payable	23,874
Distribution fee payable	18,256
Administrative fee payable	12,128
Trustees’ fees payable	227
Accrued expenses	185,813

Total liabilities	12,831,167

Net Assets	$420,029,839

Composition of Net Assets
Paid-in capital	$349,230,785
Undistributed net investment income	4,454,328
Accumulated net realized loss on investment transactions	(237,093)
Net unrealized appreciation on investments	66,581,819

	$420,029,839

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$58,220,224	3,655,613	$15.93	*

B	$831,394	51,999	$15.99

C	$4,237,620	267,994	$15.81

Advisor	$342,436,610	21,457,310	$15.96

R	$1,089,421	69,112	$15.76

K	$10,166,972	650,370	$15.63

I	$3,047,598	192,584	$15.82

(a)	Includes securities on loan with a value of $11,309,033 (see Note E).

*	The maximum offering price per share for Class A shares was $16.64 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB VALUE FUND | 17

STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $134,020)	$7,966,419
Affiliated issuers	61,069
Securities lending income	65,194
Other income(a)	58,145	$8,150,827

Expenses
Advisory fee (see Note B)	2,251,420
Distribution fee—Class A	136,338
Distribution fee—Class B	8,917
Distribution fee—Class C	90,279
Distribution fee—Class R	5,685
Distribution fee—Class K	26,021
Transfer agency—Class A	34,657
Transfer agency—Class B	935
Transfer agency—Class C	6,329
Transfer agency—Advisor Class	209,588
Transfer agency—Class R	2,771
Transfer agency—Class K	20,817
Transfer agency—Class I	614
Custodian	122,359
Registration fees	101,749
Printing	57,295
Administrative	57,285
Audit and tax	53,073
Legal	39,418
Trustees’ fees	28,729
Miscellaneous	21,385

Total expenses	3,275,664
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(13,729)
Less: expenses waived by the Distributor (see Note C)	(6,242)

Net expenses		3,255,693

Net investment income		4,895,134

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		21,456,650
Foreign currency transactions		(344)
Net change in unrealized appreciation/depreciation of investments		23,492,342

Net gain on investment and foreign currency transactions		44,948,648

Net Increase in Net Assets from Operations		$49,843,782

(a)	Other income represents a refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

18 | AB VALUE FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2017	Year Ended November 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,895,134	$5,273,611
Net realized gain (loss) on investment transactions	21,456,306	(2,880,632)
Net change in unrealized appreciation/depreciation of investments	23,492,342	14,964,931

Net increase in net assets from operations	49,843,782	17,357,910
Dividends to Shareholders from
Net investment income
Class A	(550,551)	(665,620)
Class B	(9,624)	(14,974)
Class C	(57,787)	(73,918)
Advisor Class	(4,334,704)	(4,870,253)
Class R	(7,847)	(7,307)
Class K	(121,470)	(120,603)
Class I	(43,193)	(49,022)
Transactions in Shares of Beneficial Interest
Net decrease	(23,931,876)	(11,829,684)

Total increase (decrease)	20,786,730	(273,471)
Net Assets
Beginning of period	399,243,109	399,516,580

End of period (including undistributed net investment income of $4,454,328 and $4,684,714, respectively)	$420,029,839	$399,243,109

See notes to financial statements.

abfunds.com	AB VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS

November 30, 2017

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

20 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

abfunds.com	AB VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

22 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$418,672,503		$	– 0	–	$	– 0	–	$418,672,503
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	11,643,687			– 0	–		– 0	–	11,643,687

Total Investments in Securities	430,316,190			– 0	–		– 0	–	430,316,190
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$430,316,190		$	– 0	–	$	– 0	–	$430,316,190

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and

abfunds.com	AB VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

24 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion,

abfunds.com	AB VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

.45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2017, the reimbursement for such services amounted to $57,285.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $144,282 for the year ended November 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,217 from the sale of Class A shares and received $317, $267 and $442 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $5,185.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2017 is as follows:

Fund	Market Value 11/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/17 (000)			Dividend Income (000)
Government Money Market Portfolio	$3,162	$119,838	$123,000	$	– 0	–	$17
Government Money Market Portfolio*	4,387	161,645	154,388		11,644		44

Total					$11,644		$61

*	Investments of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the year ended November 30, 2017 amounted to $130,632, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the year ended November 30, 2017, such waiver amounted to $6,242. Effective February 29, 2016 payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $511,709, $971,442, $144,005 and $78,716 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$164,864,969		$185,917,524
U.S. government securities	– 0	–	– 0	–

abfunds.com	AB VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$363,971,465

Gross unrealized appreciation	$83,710,777
Gross unrealized depreciation	(17,366,052)

Net unrealized appreciation	$66,344,725

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain

28 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2017, the Fund had securities on loan with a value of $11,309,033 and had received cash collateral of $11,643,687. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $65,194 and $44,346 from the borrowers and Government Money Market Portfolio, respectively, for the year ended November 30, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $8,544. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

abfunds.com	AB VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2017	Year Ended November 30, 2016		Year Ended November 30, 2017	Year Ended November 30, 2016

Class A
Shares sold	214,423	122,812		$3,187,644	$1,594,871

Shares issued in reinvestment of dividends	32,807	45,460		479,973	595,979

Shares converted from Class B	18,108	30,306		267,572	396,312

Shares converted from Class C	667,927	– 0	–	9,773,303	– 0	–

Shares redeemed	(718,287)	(695,740)		(10,713,994)	(9,087,909)

Net increase (decrease)	214,978	(497,162)		$2,994,498	$(6,500,747)

Class B
Shares sold	3,629	4,049		$54,121	$53,238

Shares issued in reinvestment of dividends	647	1,069		9,511	14,077

Shares converted to Class A	(18,032)	(30,207)		(267,572)	(396,312)

Shares redeemed	(3,931)	(11,421)		(59,013)	(149,956)

Net decrease	(17,687)	(36,510)		$(262,953)	$(478,953)

Class C
Shares sold	39,110	62,218		$574,222	$814,662

Shares issued in reinvestment of dividends	3,323	4,848		48,577	63,610

Shares converted to Class A	(670,262)	– 0	–	(9,773,303)	– 0	–

Shares redeemed	(129,194)	(174,028)		(1,920,451)	(2,250,313)

Net decrease	(757,023)	(106,962)		$(11,070,955)	$(1,372,041)

Advisor Class
Shares sold	3,817,699	4,163,900		$56,608,515	$54,371,246

Shares issued in reinvestment of dividends	254,444	321,751		3,719,964	4,218,150

Shares redeemed	(4,924,168)	(4,731,225)		(73,421,370)	(62,210,186)

Net decrease	(852,025)	(245,574)		$(13,092,891)	$(3,620,790)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2017	Year Ended November 30, 2016

Class R
Shares sold	28,164	46,972	$414,366	$598,103

Shares issued in reinvestment of dividends	540	561	7,846	7,306

Shares redeemed	(43,784)	(45,693)	(648,586)	(595,050)

Net increase (decrease)	(15,080)	1,840	$(226,374)	$10,359

Class K
Shares sold	164,334	211,610	$2,386,885	$2,682,005

Shares issued in reinvestment of dividends	8,453	9,349	121,469	120,602

Shares redeemed	(304,537)	(198,596)	(4,450,920)	(2,589,446)

Net increase (decrease)	(131,750)	22,363	$(1,942,566)	$213,161

Class I
Shares sold	161	321	$2,401	$4,164

Shares issued in reinvestment of dividends	1,104	1,357	16,005	17,634

Shares redeemed	(23,251)	(8,257)	(349,041)	(102,471)

Net decrease	(21,986)	(6,579)	$(330,635)	$(80,673)

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

abfunds.com	AB VALUE FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$5,125,176	$5,801,697

Total taxable distributions paid	$5,125,176	$5,801,697

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,454,328
Undistributed capital gains	– 0	–(a)
Unrealized appreciation/(depreciation)	66,344,725	(b)

Total accumulated earnings/(deficit)	$70,799,053

(a)	During the fiscal year, the Fund utilized $20,797,789 of capital loss carry forwards to offset current year net realized gains. The Fund also had $76,059,253 of capital loss carryforwards expire during the fiscal year.

(b)	The other difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2017, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the expiration of capital loss carryforwards resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB VALUE FUND | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 14.29		$ 13.86		$ 14.51	$ 12.93	$ 9.64

Income From Investment Operations
Net investment income(a)	.15	(b)†	.16	(b)	.16	.20	.13
Net realized and unrealized gain (loss) on investment transactions	1.65		.44		(.60)	1.51	3.32

Net increase (decrease) in net asset value from operations	1.80		.60		(.44)	1.71	3.45

Less: Dividends
Dividends from net investment income	(.16)		(.17)		(.21)	(.13)	(.16)

Net asset value, end of period	$ 15.93		$ 14.29		$ 13.86	$ 14.51	$ 12.93

Total Return
Total investment return based on net asset value(c)*	12.68	%†	4.44%		(3.07)%	13.38%	36.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,220		$49,150		$54,560	$62,021	$61,455
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.98%		1.00%		1.03%	1.04%	1.07%
Expenses, before waivers/reimbursements	.98%		1.00%		1.03%	1.04%	1.07%
Net investment income	1.02	%(b)†	1.22	%(b)	1.15%	1.45%	1.18%
Portfolio turnover rate	41%		74%		91%	56%	55%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 14.34		$ 13.89		$ 14.53	$ 12.94	$ 9.63

Income From Investment Operations
Net investment income(a)(d)	.14	(b)†	.15	(b)	.15	.20	.13
Net realized and unrealized gain (loss) on investment transactions	1.65		.45		(.60)	1.52	3.32

Net increase (decrease) in net asset value from operations	1.79		.60		(.45)	1.72	3.45

Less: Dividends
Dividends from net investment income	(.14)		(.15)		(.19)	(.13)	(.14)

Net asset value, end of period	$ 15.99		$ 14.34		$ 13.89	$ 14.53	$ 12.94

Total Return
Total investment return based on net asset value(c)*	12.60	%†	4.40%		(3.13)%	13.39%	36.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$831		$999		$1,475	$2,605	$3,759
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07%		1.05%		1.08%	1.06%	1.11%
Expenses, before waivers/reimbursements	1.77%		1.75%		1.78%	1.76%	1.81%
Net investment income(d)	.93	%(b)†	1.17	%(b)	1.07%	1.47%	1.15%
Portfolio turnover rate	41%		74%		91%	56%	55%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 14.19		$ 13.76		$ 14.41	$ 12.84	$ 9.57

Income From Investment Operations
Net investment income(a)	.04	(b)†	.06	(b)	.06	.10	.05
Net realized and unrealized gain (loss) on investment transactions	1.64		.44		(.60)	1.52	3.30

Net increase (decrease) in net asset value from operations	1.68		.50		(.54)	1.62	3.35

Less: Dividends
Dividends from net investment income	(.06)		(.07)		(.11)	(.05)	(.08)

Net asset value, end of period	$ 15.81		$ 14.19		$ 13.76	$ 14.41	$ 12.84

Total Return
Total investment return based on net asset value(c)*	11.84	%†	3.64%		(3.77)%	12.65%	35.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,238		$14,545		$15,571	$18,617	$17,983
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.73%		1.74%		1.73%	1.74%	1.78%
Expenses, before waivers/reimbursements	1.74%		1.74%		1.73%	1.74%	1.78%
Net investment income	.26	%(b)†	.47	%(b)	.44%	.74%	.48%
Portfolio turnover rate	41%		74%		91%	56%	55%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 14.31		$ 13.89		$ 14.55	$ 12.96	$ 9.66

Income From Investment Operations
Net investment income(a)	.19	(b)†	.19	(b)	.21	.24	.17
Net realized and unrealized gain (loss) on investment transactions	1.65		.45		(.62)	1.52	3.32

Net increase (decrease) in net asset value from operations	1.84		.64		(.41)	1.76	3.49

Less: Dividends
Dividends from net investment income	(.19)		(.22)		(.25)	(.17)	(.19)

Net asset value, end of period	$ 15.96		$ 14.31		$ 13.89	$ 14.55	$ 12.96

Total Return
Total investment return based on net asset value(c)*	13.02	%†	4.72%		(2.84)%	13.76%	36.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$342,437		$319,337		$313,391	$324,882	$338,353
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.73%		.74%		.73%	.74%	.77%
Expenses, before waivers/reimbursements	.73%		.74%		.73%	.74%	.77%
Net investment income	1.26	%(b)†	1.48	%(b)	1.45%	1.79%	1.49%
Portfolio turnover rate	41%		74%		91%	56%	55%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 14.14		$ 13.69		$ 14.34	$ 12.76	$ 9.52

Income From Investment Operations
Net investment income(a)	.09	(b)†	.10	(b)	.11	.14	.10
Net realized and unrealized gain (loss) on investment transactions	1.62		.44		(.60)	1.52	3.27

Net increase (decrease) in net asset value from operations	1.71		.54		(.49)	1.66	3.37

Less: Dividends
Dividends from net investment income	(.09)		(.09)		(.16)	(.08)	(.13)

Net asset value, end of period	$ 15.76		$ 14.14		$ 13.69	$ 14.34	$ 12.76

Total Return
Total investment return based on net asset value(c)*	12.17	%†	3.99%		(3.47)%	13.05%	35.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,089		$1,190		$1,127	$2,001	$1,885
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.41%		1.43%		1.41%	1.42%	1.42%
Expenses, before waivers/reimbursements	1.41%		1.43%		1.41%	1.42%	1.42%
Net investment income	.59	%(b)†	.78	%(b)	.76%	1.07%	.87%
Portfolio turnover rate	41%		74%		91%	56%	55%

See footnote summary on page 40.

38 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 14.03		$ 13.62		$ 14.27	$ 12.72	$ 9.50

Income From Investment Operations
Net investment income(a)	.13	(b)†	.14	(b)	.15	.18	.13
Net realized and unrealized gain (loss) on investment transactions	1.62		.43		(.59)	1.50	3.26

Net increase (decrease) in net asset value from operations	1.75		.57		(.44)	1.68	3.39

Less: Dividends
Dividends from net investment income	(.15)		(.16)		(.21)	(.13)	(.17)

Net asset value, end of period	$ 15.63		$ 14.03		$ 13.62	$ 14.27	$ 12.72

Total Return
Total investment return based on net asset value(c)*	12.56	%†	4.26%		(3.16)%	13.37%	36.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,167		$10,976		$10,345	$12,200	$10,762
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%		1.11%		1.11%	1.11%	1.11%
Expenses, before waivers/reimbursements	1.12%		1.11%		1.11%	1.11%	1.11%
Net investment income	.88	%(b)†	1.10	%(b)	1.07%	1.36%	1.13%
Portfolio turnover rate	41%		74%		91%	56%	55%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 14.20		$ 13.78		$ 14.44	$ 12.86	$ 9.59

Income From Investment Operations
Net investment income(a)	.19	(b)†	.20	(b)	.21	.24	.18
Net realized and unrealized gain (loss) on investment transactions	1.63		.44		(.61)	1.52	3.29

Net increase (decrease) in net asset value from operations	1.82		.64		(.40)	1.76	3.47

Less: Dividends
Dividends from net investment income	(.20)		(.22)		(.26)	(.18)	(.20)

Net asset value, end of period	$ 15.82		$ 14.20		$ 13.78	$ 14.44	$ 12.86

Total Return
Total investment return based on net asset value(c)*	12.96	%†	4.81%		(2.81)%	13.87%	36.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,048		$3,046		$3,048	$3,467	$3,004
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68%		.69%		.69%	.68%	.68%
Expenses, before waivers/reimbursements	.69%		.69%		.69%	.68%	.68%
Net investment income	1.31	%(b)†	1.52	%(b)	1.50%	1.79%	1.58%
Portfolio turnover rate	41%		74%		91%	56%	55%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Net of fees and expenses waived by the Distributor.

†	For the year ended November 30, 2017 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$ .002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014 and November 30, 2013 by 0.07%, 0.21%, 0.13%, 0.03% and 0.13%, respectively.

See notes to financial statements.

40 | AB VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Value Fund (the “Fund”), one of the series constituting AB Trust, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Value Fund, one of the series constituting AB Trust, at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2018

abfunds.com	AB VALUE FUND | 41

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2017. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

42 | AB VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Joseph G. Paul(2), Senior Vice President

Cem Inal(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Paul and Inal are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB VALUE FUND | 43

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 57 (2010)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.

		96	None

44 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr, ## Chairman of the Board 76 (2005)

Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.

		96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

abfunds.com	AB VALUE FUND | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

William H. Foulk, Jr., ## 85 (2001)

Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.

		96	None

46 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, ## 69 (2006)

Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.

		96	None

abfunds.com	AB VALUE FUND | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Carol C. McMullen, ## 62 (2016)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

		96	None

48 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 65 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		96	None

Earl D. Weiner, ## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

abfunds.com	AB VALUE FUND | 49

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

50 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Joseph G. Paul 57	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Cem Inal 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB VALUE FUND | 51

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

52 | AB VALUE FUND	abfunds.com

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the

abfunds.com	AB VALUE FUND | 53

Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

54 | AB VALUE FUND	abfunds.com

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB VALUE FUND | 55

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

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Select US Equity Portfolio

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Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund.

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AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

VAL-0151-1117

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB International Value Fund	2016	$43,383	$15	$36,024
	2017	$43,383	$36	$28,120

AB Discovery Value Fund	2016	$38,527	$115	$27,996
	2017	$38,527	$352	$25,249

AB Value Fund	2016	$33,832	$19	$18,955
	2017	$33,832	$53	$19,411

(d)    Not applicable.

(e)    (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e)    (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)    Not applicable.

(g)    The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Value Fund	2016	$442,489	$36,039
			$(15)
			$(36,024)
	2017	$751,271	$28,156
			$(36)
			$(28,120)

AB Discovery Value Fund	2016	$434,561	$28,111
			$(115)
			$(27,996)
	2017	$748,716	$25,601
			$(352)
			$(25,249)

AB Value Fund	2016	$425,424	$18,974
			$(19)
			$(18,955)
	2017	$742,579	$19,464
			$(53)
			$(19,411)

(h)    The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 29, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 29, 2018